JAMES ADVANTAGE FUNDS

JAMES MICRO CAP FUND

(JMCRX)

PROSPECTUS

July 1, 2010

AS WITH ALL MUTUAL FUND SHARES AND PROSPECTUSES, THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SHARES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

JAMES MICRO CAP FUND

Investment Objective

James Micro Cap Fund seeks to provide long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees

(fees paid directly from your investment)

Redemption Fee (for redemptions within 180 days of purchase)	2.00%

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Management Fee	1.49%
Distribution (12b-1) Fees	None
Other Expenses*	0.01%
Total Annual Fund Operating Expenses	1.50%

*Other expenses are based on estimated amounts for the current year.

Example:

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares of the end of those periods The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
James Micro Cap Fund	$153	$474

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance.

Principal Investment Strategies

The Fund invests primarily in equity securities of foreign and domestic companies that the Adviser believes are undervalued. Equity securities include common stocks, preferred stocks and exchange traded funds (“ETFs”) that invest primarily in equity securities. Under normal circumstances, the Fund will invest at least 80% of its net assets (plus the amount of borrowing for investment purposes, if any) in equity securities of micro capitalization companies. Micro capitalization companies are defined as those companies with market capitalizations at the time of purchase no larger than $250 million. The Fund anticipates investing across a range of industry sectors. However, certain sectors may be significantly overweighted or underweighted compared to the Russell 2000® Micro Cap Index because the Adviser seeks the best investment opportunities regardless of sector. The sectors in which the Fund may be overweighted or underweighted will vary at different points in the economic cycle. The Adviser uses a disciplined sell strategy for the Fund. If the market capitalization of a stock held by the Fund increases to above $500 million, the Adviser may sell it. The Adviser may also sell securities because of a deterioration of the underlying company’s financials, such as earnings or cash flow, or because of an increase in the price of a stock that would make it expensive relative to the other stocks held by the Fund. Other reasons may include a change in management or control of the company, a need to raise cash or changes in the regulatory or economic environment in which the company operates.

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Principal Risks

All investments carry a certain amount of risk and the Fund cannot guarantee that it will achieve its investment objective. An investment in the Fund is not a deposit or obligation of any bank, is not endorsed or guaranteed by any bank, and is not insured by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. You may lose money by investing in the Fund. Below are the main risks of investing in the Fund.

Equity Market Risk: Overall stock market risks may affect the value of the Fund. Factors such as domestic economic growth and market conditions, interest rate levels, and political events affect the securities markets. When the value of the Fund’s investments goes down, your investment in the Fund decreases in value and you could lose money.

Management Risk: The Adviser’s judgments about the attractiveness, value and potential appreciation of a particular asset class or individual security in which the Fund invests may prove to be incorrect. The Fund may experience losses regardless of the overall performance of the market.

Micro Cap Company Risk: Smaller capitalization companies may experience higher failure rates than do larger capitalization companies. In addition, smaller companies may be more vulnerable to economic, market and industry changes. As a result, share price changes may be more sudden or erratic than the prices of other equity securities, especially over the short term. Such companies may have limited product lines, markets or financial resources and may lack management depth. The trading volume of securities of smaller capitalization companies is normally less than that of larger capitalization companies, and therefore may disproportionately affect their market price, tending to make them fall more in response to selling pressure than is the case with larger capitalization companies. These risks are enhanced for micro cap securities. Many micro cap companies tend to be new and have no proven track record. Some of these companies have no assets or operations, while others have products and services that are still in development or have yet to be tested in the market. The prices of micro cap securities generally are even more volatile and their markets considerably less liquid than small cap and mid cap securities. In addition, as any size of trade can have a large percentage impact on the price of a micro cap stock, the Fund will be more susceptible to sudden and significant losses.

Sector Risk: Equity securities within the same group of industries may decline in price due to sector-specific market or economic developments. If the Adviser invests a significant portion of the Fund’s assets in a particular sector, the Fund is subject to the risk that companies in the same sector are likely to react similarly to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that market segment. This may cause the Fund’s net asset value to fluctuate more than that of a fund that does not concentrate in a particular sector.

Exchange Traded Fund Risk: An ETF may trade at a discount to its net asset value. Investors in the Fund will indirectly bear fees and expenses charged by the underlying ETFs in which the Fund invests in addition to the Fund’s direct fees and expenses. The Fund will also incur brokerage costs when it purchases shares of ETFs. In addition, the Fund will be affected by losses of the underlying ETF and the level of risk arising from the investment practices of the underlying ETF.

Non-Diversification Risk: As a non-diversified fund, the Fund may invest more of its assets in the securities of issuers that each represent greater than 5% of the Fund’s total assets. Because a relatively high percentage of the assets of the Fund may be invested in the securities of a limited number of issuers, the value of shares of the Fund may be more sensitive to any single economic, business, political or regulatory occurrence than the value of shares of a diversified investment company. This fluctuation, if significant, may affect the performance of the Fund.

Performance

Performance information is not included because the Fund had not yet commenced operations as of the date of this Prospectus. When this information is provided, it will illustrate the variability of the Fund’s returns and give some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns compare with those of a broad measure of market performance.

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Portfolio Management

James Investment Research, Inc. is the investment adviser to the Fund.

The Fund is managed by an investment committee of the Adviser consisting of the following seven members:

Dr. Frank James, PhD Portfolio Manager Since Inception	Barry James, CFA, CIC Portfolio Manager Since Inception	Ann M. Shaw, CFP Portfolio Manager Since Inception	Thomas L. Mangan Portfolio Manager Since Inception

David W. James, CFA Portfolio Manager Since Inception	R. Brian Culpepper Portfolio Manager Since Inception	Brian Shepardson, CFA, CIC Portfolio Manager Since Inception

Buying and Selling Fund Shares

Minimum Initial Investment	Minimum Additional
$10,000	Investment
$5,000 (tax-deferred accounts)	None

You can buy and redeem shares of the Fund on any day the NYSE is open for business through an eligible institutional intermediary (a registered investment adviser or bank trust department that has established an omnibus account with the Fund to hold shares owned by clients), or if you are a client of the Adviser.

Dividends, Capital Gains and Taxes

The Fund’s distributions may be taxable as ordinary income or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan.

Potential Conflicts of Interest

If you purchase the Fund through an eligible institutional intermediary, the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your intermediary’s web site for more information.

ADDITIONAL INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS

The Adviser does much of its own research using quantitative databases and statistical expertise and other elements to help predict future stock price movements. The Adviser employs a proprietary investment model to select equity securities for the Fund that it believes are undervalued and more likely to appreciate. The Adviser focuses on characteristics such as management commitment, value and neglect, and on equity securities that are underrepresented by institutional investors. The Adviser also assesses a number of fundamental factors such as earnings, earnings trends, price earnings multiples, return on assets and other financial statement data, as well as other proprietary calculations. The model evaluates over 8,500 companies of all capitalization ranges. For the Micro Cap Fund, the Adviser refines the model by using a capitalization screen and evaluates thousands of companies within the appropriate capitalization range. The Adviser normally will sell a security when the investment no longer meets the Adviser’s investment criteria.

Investment Strategies and Related Risk

Under normal circumstances, the Fund will invest at least 80% of its net-assets (plus the amount of borrowing for investment purposes, if any) in equity securities of micro capitalization companies. Shareholders of the Fund will be provided with at least 60 days’ prior notice of any change in the Fund’s 80% investment policy.

The ETFs in which the Fund invests will not be able to replicate exactly the performance of the indices they track because the total return generated by the securities will be reduced by transaction costs

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incurred in adjusting the actual balance of the securities. In addition, the ETFs and other investment companies in which the Fund invests will incur expenses not incurred by their applicable indices. Certain securities comprising the indices tracked by the ETFs may, from time to time, temporarily be unavailable, which may further impede the ability of the ETFs to track their applicable indices. The market value of the ETF shares may differ from their net asset value. This difference in price may be due to the fact that the supply and demand in the market for ETF shares at any point in time is not always identical to the supply and demand in the market for the underlying basket of securities. Accordingly, there may be times when an ETF’s shares trade at a discount to its net asset value.

For temporary defensive purposes, under adverse market conditions, the Fund may hold all or a substantial portion of its assets in a combination of short-term U.S. Government or high quality money market instruments, repurchase agreements collateralized by such securities, money market funds or other cash equivalents. If the Fund acquires shares of another mutual fund, including a money market fund, you will be subject to additional management fees and other fees and expenses attributable to the underlying fund. The Fund may also invest a substantial portion of its assets in such instruments at any time to maintain liquidity or pending selection of investments in accordance with its policies. When and to the extent the Fund assumes such a temporary defensive position, it may not pursue or achieve its investment objective. The Fund’s investment objective may be changed without shareholder approval.

PORTFOLIO HOLDINGS DISCLOSURE

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Statement of Additional Information (“SAI”).

MANAGEMENT OF THE FUNDS

Investment Adviser

James Investment Research, Inc. (the “Adviser”), P.O. Box 8, Alpha, Ohio 45301, manages the day-to-day investment decisions of the Fund and continuously reviews, supervises and administers the Fund’s investment program. The Adviser was established in 1972 and provides advice to institutional as well as individual clients. The Adviser is responsible for the payment of all operating expenses of the Fund, except for brokerage fees and commissions, taxes, interest (including dividend expense on securities sold short), 12b-1 expenses, fees and expenses of non-interested person Trustees and extraordinary expenses. The Adviser receives a management fee of 1.50% of the average daily net assets of the Fund, less Trustee fees and expenses paid by the Fund.

A discussion regarding the basis for the Board of Trustees’ approval of the investment advisory contract between the Adviser and the Trust on behalf of the Fund will be available in the James Advantage Funds’ Semi-annual report to shareholders for the fiscal period ending December 31, 2010.

Portfolio Management

The Fund is managed by an investment committee of the Adviser, which consists of seven members. The investment committee makes the investment decisions for the Fund, and is primarily responsible for the day-to-day management of the Fund’s portfolio of securities. The SAI provides additional information about each portfolio manager’s compensation, other managed accounts by the portfolio managers, and ownership of securities in the Fund. The members of the investment committee are listed below. Each member of the investment committee has held his or her position with the Adviser for at least five years unless otherwise indicated.

Dr. Frank James, PhD, is the Founder and Chairman of the Adviser and team leader of the investment committee. Dr. James earned his Ph.D. from Rensselaer Polytechnic Institute in 1967. Dr. James was formerly in charge of the graduate management program and a professor of Management and Statistics at the Air Force Institute of Technology. His current responsibilities include overseeing the Adviser’s investment management and research.

Barry R. James, CFA, CIC, is President of the Adviser and a portfolio manager. Prior to September 2007, Mr. James was Executive Vice president of the Adviser. He is a principal officer of the James Advantage Funds. He received his undergraduate degree from The United States Air Force Academy and his Master’s Degree from Boston University. He joined the Adviser in its beginning years before a tour of duty

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as an officer with the United States Air Force. He returned to the Adviser in 1986. Mr. James currently oversees the management of the Adviser.

Ann M. Shaw, CFP, joined the Adviser in 1978 and is the Chief Operating Officer and a portfolio manager. She is involved in security analysis and client service. Ms. Shaw received her Bachelor’s Degree from Capital University.

Thomas L. Mangan joined the Adviser in 1994 and is a Senior Vice President and a portfolio manager. Prior to September 2006, Mr. Mangan was Vice President of the Adviser. Mr. Mangan is also a principal officer of the James Advantage Funds. He is a graduate of The Ohio State University and earned his MBA from The University of Notre Dame in 1974. Mr. Mangan has over 35 years experience in trading and portfolio management including positions in New York, London and Chicago. He is a CMFC and has been an adjunct professor in the Finance Department at Wright State University since 2000.

David W. James, CFA, joined the Adviser in 1981 and is a Senior Vice President of Research and a portfolio manager. Prior to September 2006, Mr. James was Vice President of the Adviser. His responsibilities include research projects and statistical analysis. Mr. James studied computer science and statistics at Florida State University and Wright State University.

R. Brian Culpepper joined the Adviser in 1995, and is a portfolio manager. Mr. Culpepper is involved in equity research. He is a graduate of Wright State University in Dayton, Ohio where he earned a double Bachelor of Science degree in Management Information Systems and Management in 1995 and an MBA in 2005 and is a CMFC.

Brian Shepardson, CFA, CIC, joined the Adviser in 1999. He is a portfolio manager and is involved in equity and fixed income research. Mr. Shepardson obtained his BBA from the University of Cincinnati in 1996 and holds a CFA charter and is a CMFC.

Portfolio managers rotate through various positions to ensure depth of skills and familiarity with the investment process. Portfolio managers are limited by the objectives and constraints of the Fund and by the strategies adopted by the investment committee of the Adviser.

Additional Compensation to Eligible Institutional Intermediaries

The Adviser may, at its own expense and out of its own legitimate profits, provide cash payments to eligible institutional intermediaries who sell shares of the Fund and/or whose clients or customers hold shares of the Fund. These additional cash payments generally are made to eligible institutional intermediaries that provide shareholder or administrative services, or marketing support. Marketing support may include access to sales meetings, sales representatives and financial intermediary management representatives, inclusion of the Fund on a sales list, including a preferred or select sales list, or other sales programs. These additional cash payments also may be made as an expense reimbursement in cases where the eligible institutional intermediary provides shareholder services to Fund shareholders.

Historical Performance of the Adviser’s Private Accounts

James Investment Research, Inc, (the Adviser) has been managing micro cap securities since its origin in 1972 and has focused on this as a management style since 2002. The performance composite below includes all accounts with investment objectives, policies and strategies substantially similar to those of the Micro Cap Fund; there are no material differences between the investment objective, policies and strategies of these accounts and those of the Micro Cap Fund.

The bar chart and performance table below illustrate the variability of the returns of private accounts managed by the Adviser but does not represent the performance of the Fund. Because the accounts in the composite have investment objectives, policies and strategies substantially similar to those of the Fund, the bar chart and performance table may provide some indication of the risks of investing in the Fund by showing changes in the composite’s performance from year-to-year and by showing how the composite’s average annual total returns over time compare with the returns of a broad-based securities market index, the Russell MicroCap® Index. Of course, the composite’s performance is not necessarily an indication of how the Fund will perform.

The Adviser provided the information used in making the performance calculations. The composite’s rate of return is asset weighted, reflecting the relative size of each eligible account, at the beginning of the relevant period. The rate of return is also time-weighted and includes realized and unrealized gains plus

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income, including any accrued income. Returns from cash and cash equivalents in the accounts are included in the performance calculations, and the cash and cash equivalents are included in the total assets on which performance is calculated. The accounts are valued at least quarterly, and periodic returns are geometrically linked. The performance is net of the estimated management fees of the Micro Cap Fund (not the actual management fee charged to the accounts) and all other expenses, including transaction costs and commissions (i.e., it includes the impact of account fees and expenses). Results reflect the reinvestment of dividends and capital gains. There were no redemption fees or other fees included, although those fees may be imposed on transactions by shareholders of the Micro Cap Fund. Those fees, if included, would lower performance. The performance was calculated by the Adviser following Global Investment Performance Standards (GIPS), which use methods that differ from the methods of mutual fund performance calculation of the Securities and Exchange Commission (“SEC”).

Updated performance information is available at no cost by visiting www.jamesfunds.com or by calling 1-800-99 JAMES (1-800-995-2637).

Annual Total Return (Years ended December 31): Net of Adviser’s Fees

2002*	7.50%
2003	76.67%
2004	33.08%
2005	13.86%
2006	36.67%
2007	15.65%
2008	-33.19%
2009	28.72%

* Inception March 31, 2002; return not annualized.

Best Quarter	29.81%	4th qtr 2003
Worst Quarter	-17.05%	4th qtr 2008

Average Annual Total Returns (Net of Management Fees)

(as of December 31, 2009)

	One Year	Five Years	Since inception (March 31, 2002)
James Micro Cap Composite Return Before Taxes	28.72%	10.43%	19.25%
Russell MicroCap® Index* (reflects no deduction for fees, expenses or taxes)	27.48%	-3.33%	3.38%

* The Russell MicroCap® Index measures performance of the micro cap segment of the U.S. equity market, which comprises less than 3% of the U.S. equity market. It includes 2,000 of the smallest securities in the Russell 2000 Index based on a combination of their market cap and current index membership. The Index reflects the total returns of the securities comprising the Index, including changes in market prices as well as accrued investment income, which is presumed to be reinvested. Performance figures for the Index do not reflect deduction of transaction costs or expenses, including management fees.

The performance of the accounts managed by the Adviser does not represent the historical performance of the Fund and should not be considered indicative of future performance of the Fund. The Fund’s returns may be lower because of, among other things, differences in brokerage commissions, account expenses, including management fees, the size of the positions taken in relation to account size and diversification of securities, timing of purchases and sales, and availability of cash for additional

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purchases as well as market opportunities and new federal regulations regarding mutual funds. In addition, the Fund’s returns may be lower because the managed accounts that comprise the composite are not subject to certain investment limitations, diversification requirements and other restrictions imposed by the Investment Company Act of 1940 (the “1940 Act”) and the Internal Revenue Code which, if applicable, may have adversely affected the performance results of the composite. The results for different periods may vary.

PRICING YOUR SHARES

When you buy and sell shares of the Fund, the price of the shares is based on the Fund’s NAV next determined after the order is received by the Fund or an authorized financial intermediary. The NAV is calculated at the close of trading (normally 4:00 p.m., Eastern Time) on each day the New York Stock Exchange (NYSE) is open for business. Orders received after the close of the NYSE will receive the next day’s NAV. Generally, the NYSE is closed and the share price of the Fund is not calculated on Saturdays, Sundays and national holidays. On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, purchase requests received by the Fund or an authorized agent of the Fund after the NYSE closes will be effective the following business day. The NAV of the Fund will fluctuate.

The NAV is calculated by dividing the value of the Fund’s total assets (including interest and dividends accrued but not yet received), minus liabilities (including accrued expenses) allocable to the Fund, by the total number of shares outstanding. The market value of the Fund’s investments is determined primarily on the basis of readily available market quotations. Short-term investments in fixed-income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value. The Fund also may use pricing services to determine the market value of securities.

If market quotations for a security are not available or, in the Adviser’s opinion, market quotations or a price provided by a pricing service do not reflect fair value, or if an event occurs after the close of trading on the domestic or foreign exchange or market on which the security is principally traded (but prior to the time the NAV is calculated) that affects fair value, or a security is illiquid or restricted, the Adviser will value the security at its fair value (the price that the Adviser would reasonably expect that the Fund would receive within 7 days if the security were sold) according to policies approved by the Fund’s Board of Trustees. For example, if trading in a portfolio security is halted and does not resume before the Fund calculates its NAV, the Adviser may need to price the security using the Fund’s fair value pricing guidelines.

Without a fair value price, short term traders could take advantage of the arbitrage opportunity and dilute the NAV of long term investors. Securities trading on overseas markets present time zone arbitrage opportunities when events effecting portfolio security values occur after the close of the overseas market, bur prior to the close of the U.S. market. While fair valuation of the Fund’s portfolio securities can serve to reduce arbitrage opportunities, there is no assurance that fair value pricing policies will prevent dilution of the Fund’s NAV by short term traders. Fair valuation involves subjective judgments and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security.

HOW TO PURCHASE SHARES

Shares of the Fund are sold on a continuous basis. Institutional Class shares of the Fund are available only through registered investment advisers and bank trust departments (collectively referred to as eligible institutional intermediaries) that have made arrangements for shares of all of their clients investing in the Fund to be held in an omnibus account (as well as other entities that are approved by management of the Trust), or through the Adviser (for clients of the Adviser). Shares owned by clients of the Adviser will be held by the custodian of the client’s account with the Adviser. Eligible institutional intermediaries may charge a fee for their services, set different minimum initial and additional investment requirements, or impose other charges and restrictions. The minimum initial investment for Institutional Class shares is $10,000 ($5,000 for tax-deferred retirement accounts such as 401(k) and IRA accounts). For this purpose, shares of clients of an eligible institutional intermediary are aggregated. The Fund reserves the right to limit the amount of purchases and to refuse to sell to any person. For more information on how to purchase Institutional Class shares, call your eligible institutional intermediary.

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Important Information About Procedures for Opening an Account

Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. What this means for you: When you open an account, the eligible institutional intermediary will ask for your name, residential address, date of birth, government identification number and other information that will allow it to identify you. The eligible institutional intermediary also may ask to see your driver’s license or other identifying documents. If the eligible institutional intermediary does not receive these required pieces of information, there may be a delay in processing your investment request, which could subject your investment to market risk. If the eligible institutional intermediary is unable to immediately verify your identity, the Fund may restrict further investment until your identity is verified. However, if the eligible institutional intermediary is unable to verify your identity, it reserves the right to close your account without notice and return your investment to you at the NAV determined on the day in which your account is closed. If the eligible institutional intermediary closes your account because it is unable to verify your identity, your investment will be subject to market fluctuation, which could result in a loss of a portion of your principal investment.

Initial Purchase

You may purchase Institutional Class shares through an eligible institutional intermediary that is authorized to offer shares of the Fund. Purchases of Institutional Class shares are not available directly from the Fund. You can obtain an investment application from your eligible institutional intermediary.

When shares are purchased this way, the eligible financial intermediary may:

•	charge a fee for its services;

•	act as the shareholder of record of the shares;

•	set different minimum initial and additional investment requirements;

•	impose other charges and restrictions;

•	designate intermediaries to accept purchase and sale orders on the Fund’s behalf; or

•	impose an earlier cut-off time for purchase and redemption requests.

The Fund considers a purchase or sale order as received when an eligible institutional intermediary receives the order. These orders will be priced based on the NAV of the Institutional Class shares next computed after such order is received by the eligible institutional intermediary. It is the responsibility of the eligible institutional intermediary to transmit properly completed purchase orders to the Fund in a timely manner. Any change in price due to the failure of the Fund to timely receive an order must be settled between the investor and the eligible institutional intermediary placing the order.

Additional Purchases

After your initial purchase, you may make additional purchases though an eligible institutional intermediary (or through the Adviser). The Fund does not impose minimums on subsequent purchases of Institutional Class shares. Please contact your eligible institutional intermediary for further details on making additional purchases of shares.

HOW TO REDEEM SHARES

You may redeem all or part of your Institutional Class shares of the Fund through your eligible institutional intermediary on any day that the Fund is open for business, subject to certain restrictions described below. Redemption requests received by the Fund or an authorized agent of the Fund before 4:00 p.m. ET. (or before the NYSE closes if it closes before 4:00 p.m. ET) will be effective that day. Redemption requests received by the Fund or its authorized agent after the close of trading on the NYSE are processed at the NAV determined on the following business day. The price you will receive when you redeem your shares will be the NAV next determined after the Fund receives your properly completed order to sell. The proceeds may be more or less than the purchase price of your shares, depending on the market value of the Fund’s securities at the time your redemption request is received.

The Fund will forward the proceeds of your sale to your eligible institutional intermediary (or, for clients of the Adviser, to the custodian of the client’s account with the Adviser) within seven days (normally within three business days) after receipt of a proper redemption request. Proceeds that are sent to your eligible institutional intermediary will not be reinvested unless you provide specific instructions to do so.

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Redemptions in Kind

If the amount a shareholder is redeeming during any 90-day period is over the lesser of $250,000 or 1% of the Fund’s net asset value, the Fund has the right to redeem the shareholder’s shares by giving the shareholder the amount that exceeds the lesser of $250,000 or 1% of the Fund’s net asset value in securities instead of cash. In the event that an in-kind distribution is made, a shareholder may have difficulty selling securities received from the Fund if they are thinly traded or illiquid, and may incur additional expenses, such as the payment of brokerage commissions, on their sale or other disposition. Your eligible institutional intermediary is responsible for notifying the Fund if any individual shareholder’s redemption exceeds $250,000 or 1% of the Fund’s net asset value.

Early Redemption Fee

The Fund may charge a fee of 2.00% of the initial investment or redemption value, whichever is higher, on redemptions made 180 days or sooner after the purchase of those shares, on a FIFO basis (first in, first out). For example, if a shareholder owned 1,000 shares for 200 days or longer and bought 500 more, then redeemed 300 shares 100 days after the second purchase, the shareholder would pay no redemption fee. However, if the shareholder redeemed 700 shares, the redemption fee would apply to the 200 shares purchased within the 180 day window. If the shareholder redeemed all 1,500 shares, the redemption fee would apply to the 500 shares purchased within the 180 day window. Any redemption fees charged by the Fund are kept by the Fund for the benefit of remaining shareholders. Redemption fees apply to redemptions in kind as well as cash redemptions.

Additional Information About Redemptions - When the NYSE is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closing or under any emergency circumstances, as determined by the SEC, the Fund may suspend sales or postpone payment of redemption proceeds. In addition, each share of the Fund is also subject to involuntary redemption at any time if the Board of Trustees determines to liquidate the Fund.

HOW TO EXCHANGE SHARES

Shares of the Fund may be exchanged for shares of any other James Advantage Fund and are subject to the applicable minimum initial investment requirements. You may request an exchange by contacting your eligible institutional intermediary. Your exchange will be made at the next determined NAV after receipt of a request by the Fund. To receive a specific day’s NAV, your letter or call must be received before that day’s close of the NYSE. Please note that any exchange is treated as a redemption of Fund shares and therefore will be subject to a redemption fee or to redemption in kind, if applicable. If there is a redemption in kind on an exchange, you will receive in-kind securities instead of shares of the other James Advantage Fund for the portion of your shares that is redeemed in kind.

The exchange privilege may be modified or terminated by the Board of Trustees upon 30 days’ written notice to shareholders. For federal income tax purposes, an exchange of shares is treated as a sale of the shares and a purchase of the shares you receive in exchange. You may, therefore, incur a taxable gain or loss in connection with the exchange. Before making an exchange, contact your eligible institutional intermediary to obtain more information about exchanges.

MARKET TIMING TRADING POLICY

The Fund is intended to be a long term investment. Excessive purchases and redemptions of shares of the Fund in an effort to take advantage of short-term market fluctuations, known as “market timing,” can interfere with long-term portfolio management strategies and increase the expenses of the Fund, to the detriment of long-term investors. For example, excessive redemption orders may require us to sell securities in our portfolio at inopportune times to fund redemption payments. Accordingly, the Board of Trustees has adopted policies that seek to restrict market timing activity. If the Fund believes, in their sole discretion, that an investor is engaged in excessive short-term trading or is otherwise engaged in market timing activity, the Fund may, with or without prior notice to the investor, reject further purchase orders from that investor, and disclaim responsibility for any consequent losses that the investor may incur. The Fund’s response to any particular market timing activity will depend on the facts and circumstances of each case, such as the extent and duration of the market timing activity and the investor’s trading history in the Fund. While the Fund cannot assure the prevention of all excessive trading and market timing, by

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making these judgments the Fund believes it is acting in a manner that is in the best interests of shareholders.

Eligible institutional intermediaries generally must establish omnibus accounts with the Fund through which they place transactions for their customers. The Fund have entered into information sharing agreements with certain eligible institutional intermediaries under which the eligible institutional intermediaries are obligated to: (1) enforce during the term of the agreement, a market-timing policy, the terms of which are acceptable to the Fund; (2) furnish the Fund, upon request, with information regarding customer trading activities in shares of the Fund; and (3) enforce the Fund’s market-timing policy with respect to customers identified by the Fund as having engaged in market timing. When information regarding transactions in the Fund’s shares is requested by the Fund and such information is in the possession of a person that is itself a financial intermediary to a financial intermediary (an “indirect intermediary”), any financial intermediary with which the Fund have an information sharing agreement is obligated to obtain transaction information from the indirect intermediary or, if directed by the Fund, to restrict or prohibit the indirect intermediary from purchasing shares of the Fund on behalf of other persons.

The Fund applies these policies and procedures to all shareholders believed to be engaged in market timing or excessive trading. The Fund has no arrangements to permit any investor to trade frequently in shares of the Fund, nor will it enter into any such arrangements in the future.

Eligible institutional intermediaries maintaining omnibus accounts with the Fund may impose market timing policies that are more restrictive than the market timing policy adopted by the Board of Trustees. For instance, these eligible institutional intermediaries may impose limits on the number of purchase and sale transactions that an investor may make over a set period of time and impose penalties for transactions in excess of those limits. Eligible institutional intermediaries also may exempt certain types of transactions from these limitations. If you purchased your shares through a financial intermediary, you should read carefully any materials provided by the financial intermediary together with this prospectus to fully understand the market timing policies applicable to you.

DIVIDENDS AND DISTRIBUTIONS

The Fund intends to distribute substantially all of its net investment income as dividends to its shareholders on a quarterly basis, and intends to distribute its net long-term capital gains and its net short-term capital gains at least once a year. The Fund may distribute income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund. The amount of any distribution varies and there is no guarantee the Fund will pay either income dividends or capital gain distributions.

Income dividends and capital gain distributions are automatically reinvested in additional shares of the Fund at the applicable NAV on the distribution date. You may elect to receive distributions in cash by notifying the eligible institutional intermediary through whom you bought shares. If cash payment is requested, a check normally will be mailed within five business days after the payable date.

If you elect to receive dividends and distributions in cash and the payment is returned and marked as “undeliverable” or is not cashed for six months, your cash election will be changed automatically and future dividends will be reinvested in the Fund at the NAV determined as of the date of payment. In addition, any undeliverable checks or checks that are not cashed for six months will be cancelled and the proceeds reinvested in the Fund at the NAV determined as of the date of cancellation.

TAXES

The following is a brief description of the federal income taxes you may have to pay on income dividends and capital gains distributions from the Fund, as well as on gains realized from the redemption of Fund shares. This discussion is not intended or written to be used as tax advice. Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local or foreign tax consequences before making an investment in the Fund.

The Fund intends to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended. By so qualifying, the Fund will not be subject to federal income taxes to the extent that it distributes substantially all of its net investment income and any realized capital gains.

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Distributions.    Distributions from the Fund (both taxable income dividends and capital gains) are normally taxable to you as ordinary income or long-term capital gains, regardless of whether you reinvest these distributions or receive them in cash (unless you hold shares in a qualified tax-deferred plan or account or are otherwise not subject to federal income tax). Due to the nature of the investment strategies used, distributions by the Fund generally are expected to consist primarily of capital gains.

The Fund will mail to each shareholder after the close of the calendar year a statement setting forth the federal income tax status of distributions made during the year. Dividends and capital gains distributions also may be subject to state and local taxes.

If you are a taxable investor and invest in the Fund shortly before it makes a capital gain distribution, some of your investment may be returned to you in the form of a taxable distribution. This is commonly known as “buying a dividend.”

Selling and Exchanging Shares - Selling your shares may result in a realized capital gain or loss, which is subject to federal income tax. For tax purposes, an exchange from one Fund to another is the same as a sale. For individuals, any long-term capital gains you realize from selling Fund shares currently are taxed at a maximum rate of 15%. Short-term capital gains are taxed at ordinary income tax rates. You or your tax adviser should track your purchases, tax basis, sales and any resulting gain or loss. If you redeem Fund shares for a loss, you may be able to use this capital loss to offset any other capital gains you have.

Backup Withholding - On the application or other appropriate form, the Fund will request your certified taxpayer identification number (social security number for individuals) and a certification that you are not subject to backup withholding. Unless you provide this information, the Fund will be required to withhold and remit to the U.S. Treasury 28% of the dividends, distributions and redemption proceeds payable to you. You should be aware that, under regulations promulgated by the Internal Revenue Service, the Fund may be fined $50 annually for each account for which a certified taxpayer identification number is not provided. In the event that such a fine is imposed with respect to a specific account in any year, the Fund may make a corresponding charge against the account.

FINANCIAL HIGHLIGHTS

The financial highlights table for the Fund is not included because the Fund had not commenced operations prior to the date of this prospectus.

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Investment Adviser

James Investment Research, Inc.

P.O. Box 8

Alpha, Ohio 45301

Custodian	Independent Registered
U.S. Bank, N.A.	Public Accounting Firm
425 Walnut Street	Deloitte & Touche LLP
Cincinnati, Ohio 45202	250 East Fifth Street, Suite 1900
Cincinnati, Ohio 45202

Legal Counsel	Distributor
Thompson Hine LLP	Unified Financial Securities, Inc.
312 Walnut Street	2960 N. Meridian Street
14th Floor	Indianapolis, IN 46208
Cincinnati, Ohio 45202

Transfer Agent
ALPS Fund Services, Inc.
P.O. Box 786
Denver, CO 80201

Additional information about the Fund, including detailed information on Fund policies and operations, is included in the Fund’s Statement of Additional Information (SAI), which is incorporated into this prospectus by reference in its entirety. Additional information about the Fund’s investments will be available in the Fund’s annual and semi-annual reports to shareholders, beginning with the report for the six-month period ending December 31, 2010. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

Call the Fund at 1-800-99 JAMES to request free copies of the SAI and the Fund’s annual and semi-annual reports, to request other information about the Fund and to make shareholder inquiries.

The Fund’s SAI, annual and semi-annual reports to shareholders are also available, free of charge, on the Fund’s internet site at www.jamesfunds.com.

Information about the Fund (including the SAI and other reports) can be reviewed and copied at the Securities and Exchange Commission (SEC) Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC’s Internet site at http//www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-1520.

Investment Company Act #811-8411

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STATEMENT OF ADDITIONAL INFORMATION

JAMES MICRO CAP FUND

July 1, 2010

A Series of

The James Advantage Funds

1290 Broadway, Suite 1100

Denver, CO 80203

1-800-995-2637

This Statement of Additional Information (“SAI”) is not a prospectus and should only be read in conjunction with the Prospectus of the James Micro Cap Fund dated July 1, 2010. The Prospectus and a future Annual Report can be obtained by writing the Transfer Agent at P.O. Box 786, Denver, CO 80201, or by calling 800-99 JAMES (800-995-2637).

DESCRIPTION OF THE TRUST

The James Micro Cap Fund (the “Fund”) was organized as a series of The James Advantage Funds (the “Trust”). The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated August 29, 1997 (the “Trust Agreement”). The Trust Agreement permits the Trustees to issue an unlimited number of shares of beneficial interest of separate series without par value. The Fund is one of a series of funds currently authorized by the Trustees. James Investment Research, Inc. serves as the Fund’s investment adviser (the “Adviser”).

Each share of a series represents an equal proportionate interest in the assets and liabilities belonging to that series with each other share of that series and is entitled to such dividends and distributions out of income belonging to the series as are declared by the Trustees. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of any series into a greater or lesser number of shares of that series so long as the proportionate beneficial interest in the assets belonging to that series and the rights of shares of any other series are in no way affected. In case of any liquidation of a series, the holders of shares of the series being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that series. Expenses attributable to any series are borne by that series. Any general expenses of the Trust not readily identifiable as belonging to a particular series are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable. No shareholder is liable to further calls or to assessment by the Trust without his or her express consent.

Any Trustee of the Trust may be removed by vote of the shareholders holding not less than two-thirds of the outstanding shares of the Trust. The Trust does not hold an annual meeting of shareholders. When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each whole share he owns and fractional votes for fractional shares he owns. All shares of the Fund have equal voting rights and liquidation rights. The Declaration of Trust can be amended by the Trustees, except that any amendment that adversely affects the rights of shareholders must be approved by the shareholders affected.

If the amount a shareholder is redeeming during any 90-day period is over the lesser of $250,000 of 1% of the Fund’s net asset value, pursuant to an election under Rule 18f-1 filed by the Trust on behalf of the Fund, the Fund has the right to redeem the shareholder’s shares by giving the shareholder the amount that exceeds the lesser of $250,000 or 1% of the Fund’s net asset value in securities instead of cash. For other information concerning the purchase and redemption of shares of the Fund, see “How to Purchase Shares” and “How to Redeem Shares” in the Fund’s Prospectus. For a description of the methods used to determine the share price and value of the Fund’s assets, see “Calculation of Share Price” in the Fund’s Prospectus.

DEFINITIONS, POLICIES AND RISK CONSIDERATIONS

This section contains a more detailed discussion of some of the investments the Fund may make and some of the techniques it may use, as described in the Prospectus.

A.         Equity Securities.

The Fund may invest in equity securities, which include common stock, preferred stock and common stock equivalents (such as convertible preferred stock and convertible debentures). Convertible preferred stock is preferred stock that can be converted into common stock pursuant to its terms. Convertible debentures are debt instruments that can be converted into common stock pursuant to their terms. The Adviser intends to invest only in preferred stock rated A or higher by Standard & Poor’s Corporation (“S&P”) or by Moody’s Investors Service, Inc. (“Moody’s”). Equity securities also include investment company securities that invest primarily in equity securities.

B.         Open-End Investment Company Securities.

The Fund may invest in the securities of other open-end investment companies (i.e., another mutual fund, including a money market fund) When the Fund invests in other investment companies, it will indirectly bear its proportionate share of any fees and expenses payable directly by the underlying investment company, many of which may be duplicative. The Fund has no control over the investments and related risks taken by the underlying investment companies in which it invests.

C.         U.S. Government Obligations.

The Fund may invest in U.S. Government obligations. These securities may be backed by the credit of the government as a whole or only by the issuing agency. U.S. Treasury bonds, notes, and bills and some agency securities, such as those issued by the Government National Mortgage Association (“GNMA”), are backed by the full faith and credit of the U.S. Government as to payment of principal and interest and are the highest quality government securities. Other agencies, such as the Federal Home Loan Banks, the Federal Home Loan Mortgage Corporation (“Freddie Mac”) and the farm credit agencies are federally sponsored, which does not carry an explicit guaranty by the U.S. Government. Securities issued by the Federal Farm Credit System, the Federal Land Banks, the Federal Home Loan Mortgage Corporation (“FHLMC”) and the Federal National Mortgage Association (“Fannie Mae”) are public companies with a right to borrow money from the U.S. Treasury under certain circumstances, but are not explicitly backed by the full faith and credit of the U.S. Government. However, on September 7, 2008, the U.S. Treasury Department and the Federal Housing Finance Authority (the “FHFA”) announced that Fannie Mae and Freddie Mac had been placed into conservatorship, a statutory process designed to stabilize a troubled institution with the objective of returning the entity to normal business operations. The U.S. Treasury Department and the FHFA at the same time established a secured lending facility and a Secured Stock Purchase Agreement with both Fannie Mae and Freddie Mac to ensure that each entity had the ability to fulfill its financial obligations. The FHFA announced that it does not anticipate any disruption in pattern of payments or ongoing business operations of Fannie Mae or Freddie Mac.

D.         Repurchase Agreements.

The Fund may invest in repurchase agreements fully collateralized by obligations issued by the U.S. Government or by agencies of the U.S. Government (“U.S. Government obligations”). A repurchase agreement is a short-term investment in which the purchaser (i.e., the Fund) acquires ownership of a U.S. Government obligation (which may be of any maturity) and the seller agrees to repurchase the obligation at a future time at a set price, thereby determining the yield during the purchaser’s holding period (usually not more than seven days from the date of purchase). Any repurchase transaction in which the Fund engages will require full collateralization of the seller’s obligation during the entire term of the repurchase agreement. In the event of a bankruptcy or other default of the seller, the Fund could experience both delays in liquidating the underlying security and losses in value. However, the Fund intends to enter into repurchase agreements only with banks with assets of $1 billion or more and registered securities dealers determined by the Adviser to be creditworthy. The Adviser monitors the creditworthiness of the banks and securities dealers with which the Fund engages in repurchase transactions.

E.         Illiquid Securities.

The Fund may invest up to 15% of its net assets (valued at the purchase date) in illiquid securities. Illiquid securities generally include securities that cannot be disposed of promptly and in the ordinary course of business without taking a reduced price. Securities may be illiquid due to contractual or legal restrictions on resale or lack of a ready market. In addition, the following securities are considered to be illiquid: repurchase agreements maturing in more than seven days, non-publicly offered securities and certain restricted securities. Restricted securities are securities the resale of which is subject to legal or contractual restrictions. Restricted securities may be sold only in privately negotiated transactions, in a public offering with respect to which a registration statement is in effect under the Securities Act of 1933 or pursuant to Rule 144 or Rule 144A promulgated under the Act. Certain restricted securities that may be sold pursuant to Rule 144A may be considered to be liquid by the Fund. Where registration is required, the Fund may be obligated to pay all or part of the registration expense, and a considerable period may elapse between the time of the decision to sell and the time such security may be sold under an effective registration statement. If during such a period adverse market conditions were to develop, the Fund might obtain a less favorable price than the price it could have obtained when it decided to sell.

F.         Loans of Securities.

The Fund may lend portfolio securities with an aggregate market value of up to one-third of the Fund’s total assets (including collateral received from the loans). Under the lending policy authorized by the Board of Trustees, the borrower must agree to maintain collateral with the Fund on a daily market-to-market basis in an amount at least equal to the value of the loaned securities. The Fund will continue to receive dividends or interest on the loaned securities and will be able to vote on any material matter affecting the loaned securities that the Adviser determines to be important. With respect to loans of securities, there is the risk that the borrower may fail to return the loaned securities, that the borrower may not be able to provide additional collateral or that the Fund may lose rights in the collateral should the borrower fail financially.

G.         Borrowing and Leverage; Reverse Repurchase Agreements.

The Fund may borrow from banks up to one-third of its total assets (including the amount borrowed), and may borrow from any person other than a bank for temporary purposes only, provided such temporary borrowings do not exceed 5% of the Fund’s total assets at the time when the borrowing is made. The Fund may pledge assets in connection with such borrowings. The Fund also may engage in reverse repurchase agreements in which the Fund sells a security to another party, such as a bank, broker-dealer or other financial institution, and simultaneously agrees to buy it back later at the same price plus interest. While a reverse repurchase agreement is outstanding, the Fund generally will direct its custodian to segregate cash and appropriate liquid assets to cover its obligations under the agreement, marked to market daily. The Fund will enter into reverse repurchase agreements only with parties whose creditworthiness has been reviewed and deemed satisfactory by the Adviser. The Fund aggregates reverse repurchase agreements with its borrowings for purposes of limiting all borrowings to one-third of its total assets. The borrowing of securities for short sales is excluded for purposes of the limitations in this paragraph.

If the Fund makes additional investments while borrowings and/or reverse repurchase agreements are outstanding, this may be construed as a form of leverage. The Fund’s objective would be to pursue investment opportunities with returns that exceed the cost of the borrowings. Leverage magnifies the Fund’s potential for gain or loss and, therefore, increases the possibility of fluctuation in the Fund’s net asset value. Leverage also creates interest expenses that may exceed the return on investments made with the borrowings. In addition, reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the price at which the Fund is obligated to repurchase the securities.

H.         Foreign Securities.

The Fund may invest, without limitation, in foreign securities, including ETFs that invest in foreign securities. Foreign fixed-income securities include corporate debt obligations issued by foreign companies and debt obligations of foreign governments or international organizations. Foreign securities may include floating rate obligations, variable rate obligations, Yankee dollar obligations (U.S. dollar denominated obligations issued by foreign companies and traded on U.S. markets) and Eurodollar obligations (U.S. dollar denominated obligations issued by foreign companies) and American depository receipts (“ADRs”). ADRs are certificates of ownership issued by a U.S. bank as a convenience to investors in lieu of the underlying shares which its holds in custody.

Foreign investing involves risks not typically associated with U.S. investments. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. There may be less information publicly available about a foreign company than about a U.S. company, and foreign companies may not be subject to accounting, auditing and financial reporting standards and practices comparable to those in the U.S. Other risks associated with investments in foreign securities include changes in the administrations or economic and monetary policies of foreign governments, the imposition of exchange control regulations, the possibility of expropriation decrees and other adverse foreign governmental action, the imposition of foreign taxes, less liquid markets, less government supervision of exchanges, brokers and issuers, difficulty in enforcing contractual obligations, delays in settlement of securities transactions and greater price volatility. In addition, investing in foreign securities will generally result in higher commissions than investing in similar domestic securities, and owning foreign securities could cause the Fund’s performance to fluctuate more than if it held only U.S. securities.

The Fund may invest in foreign securities of issuers in emerging markets. Investing in emerging market securities imposes risks different from, or greater than, risks of investing in foreign developed countries. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales; future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Certain emerging markets limit, or require governmental approval prior to, investments by foreign persons. Repatriation of investment income and capital from certain emerging markets is subject to certain governmental consents. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect the operation of the Fund.

Additional risks of emerging markets securities may include: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause the Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

I.         Portfolio Turnover.

The Fund does not intend to purchase or sell securities for short term trading purposes. The Fund may, however, sell any portfolio security (without regard to the length of time it has been held) when the Adviser believes that market conditions, creditworthiness factors or general economic conditions warrant such action. The Fund’s portfolio turnover rate is not expected to exceed 200%. The Fund’s higher turnover rate will result in correspondingly greater brokerage commission expenses and may result in the realization of additional capital gains for tax purposes.

J.         Closed-End Investment Companies.

Closed-end investment companies are a type of mutual fund, the shares of which are not redeemable by the issuing investment company. Rather, the shares, once issued and sold by the issuing investment company to the public in a one-time initial public offering, are bought and sold either on the OTC market or on some stock exchanges. The value of the shares is set by the transactions on the secondary market and may be higher or lower than the value of the portfolio securities that make up the closed-end investment company.

The Fund generally will purchase shares of closed-end funds only in the secondary market and the Fund will incur normal brokerage costs on such purchases. The Fund may, however, also purchase securities of a closed-end fund in an initial public offering when, in the opinion of the Adviser they represent an attractive opportunity for growth of capital. The initial offering price typically will include a dealer spread, which may be higher than the applicable brokerage cost if the Fund purchased such securities in the secondary market. Closed-end funds may trade infrequently, with small volume, which may make it difficult for the Fund to buy and sell shares. Also, the market price of closed-end funds tends to rise more in response to buying demand and fall more in response to selling pressure than is the case with larger capitalization companies.

The shares of many closed-end funds, after their initial public offering, frequently trade at a price per share that is less than the net asset value per share, the difference representing the “market discount” of such shares. This market discount may be due in part to the investment objective of long-term appreciation, which is sought by many closed-end funds, as well as to the fact that the shares of closed-end funds are not redeemable by the holder upon demand to the issuer at the next determined net asset value, but rather, are subject to supply and demand in the secondary market. There can be no assurance that the market discount on shares of any closed-end fund purchased by the Fund will ever decrease. In fact, it is possible that this market discount may increase and the Fund may suffer realized or unrealized capital losses due to further decline in the market price of the securities of such closed-end funds, thereby adversely affecting the net asset value of the Fund’s shares. Similarly, there can be no assurance that any shares of a closed-end fund purchased by the Fund at a premium will continue to trade at a premium or that the premium will not decrease subsequent to a purchase of such shares by the Fund.

Closed-end funds may issue senior securities (including preferred stock and debt obligations) for the purpose of leveraging the closed-end fund’s common shares in an attempt to enhance the current return to the closed-end fund’s common shareholders. The Fund’s investment in the common shares of closed-end funds that are financially leveraged may create an opportunity for greater total return on its investment, but the shares may be expected to exhibit more volatility in market price and net asset value than an investment in shares of investment companies without a leveraged capital structure.

Closed end funds in which the Fund invests may issue auction preferred shares (“APS”). The dividend rate for the APS normally is set through an auction process. In the auction, holders of APS may indicate the dividend rate at which they would be willing to hold or sell their APS or purchase additional APS. The auction also provides liquidity for the sale of APS. A fund may not be able to sell its APS at an auction if the auction fails. An auction fails if there are more APS offered for sale than there are buyers. A closed end fund may not be obligated to purchase APS in an auction or otherwise, nor may the closed end fund be required to redeem APS in the event of a failed auction. As a result, the Fund’s investment in APS may be illiquid. In addition, if the Fund buys APS or elects to retain APS without specifying a dividend rate below which it would not wish to buy or continue to hold those APS, the Fund could receive a lower rate of return on its APS than the market rate.

K.         Exchange-Traded Funds.

The Fund may invest in a range of exchange-traded funds (“ETFs”). ETFs may include, but are not limited to, Standard & Poor’s Depositary Receipts (“SPDRs”), DIAMONDS,SM Nasdaq-100 Index Tracking Stock (“QQQs”), iShares, HOLDRs, Fidelity Select Portfolios, Select Sector SPDRs, Fortune e-50 and Fortune 50. Additionally, the Fund may invest in new exchange traded shares as they become available.

SPDRs represent ownership in the SPDR Trust, a unit investment trust that holds a portfolio of common stocks designed to closely track the price performance and dividend yield of the Standard & Poor’s 500 Composite Stock Price IndexTM (“S&P 500 Index”). SPDRs trade on the American Stock Exchange (“AMEX”) under the symbol SPY. The value of SPDRs fluctuates in relation to changes in the value of the underlying portfolio of common stocks. A MidCap SPDR is similar to a SPDR except that it tracks the performance of the S&P MidCap 400 Index and trades on the American Stock Exchange under the symbol MDY. DIAMONDS represent an investment in the DIAMONDS Trust, a unit investment trust that serves as an index to the Dow Jones Industrial Average (the “Dow”) in that its holding consists of the 30 component stocks of the Dow. The DIAMONDS Trust is structured so that its shares trade at approximately 1/100 (one one-hundredth) of the value of the Dow Index. The DIAMONDS Trust’s shares trade on the AMEX under the symbol DIA. QQQs represent ownership in the Nasdaq-100 Trust, a unit investment trust that holds a portfolio of common stocks designed to track the price performance and dividend yield of the Nasdaq-100 Index by holding shares of all the companies on the Index. Shares trade on the AMEX under the symbol QQQ. The iShares are managed by Barclays Global Investors, N.A. (“Barclays”). They track 80 different indexes, including sector/industry indexes, bond indexes and international indexes. Each iShares international ETF represents a broad portfolio of publicly traded stocks in a selected country. Each iShares international ETF seeks to generate investment results that generally correspond to the market yield performance of a given Morgan Stanley Capital International (“MSCI”) Index. ETFs (both stock and fixed income) are subject to all of the common stock risks, and the international iShares are subject to all of the foreign securities risks described above. Investments in SPDRs, DIAMONDS, QQQs and iShares are considered to be investment companies.

When the Fund invests in sector ETFs, there is a risk that securities within the same group of industries will decline in price due to sector-specific market or economic developments. If the Fund invests more heavily in a particular sector, the value of its shares may be especially sensitive to factors and economic risks that specifically affect that sector. As a result, the Fund’s share price may fluctuate more widely than the value of shares of a mutual fund that invests in a broader range of industries. Additionally, some sectors could be subject to greater government regulation than other sectors. Therefore, changes in regulatory policies for those sectors may have a material effect on the value of securities issued by companies in those sectors. The sectors in which the Fund may be more heavily invested will vary.

The shares of an ETF may be assembled in a block (typically 50,000 shares) known as a creation unit and redeemed in-kind for a portfolio of the underlying securities (based on the ETF’s net asset value) together with a cash payment generally equal to accumulated dividends as of the date of redemption. Conversely, a creation unit may be purchased from the ETF by depositing a specified portfolio of the ETF’s underlying securities, as well as a cash payment generally equal to accumulated dividends of the securities (net of expenses) up to the time of deposit. The Fund may redeem creation units for the underlying securities (and any applicable cash), and may assemble a portfolio of the underlying securities and use it (and any required cash) to purchase creation units, if the Fund’s Adviser believes it is in the Fund’s interest to do so. The Fund’s ability to redeem creation units may be limited by the Investment Company Act of 1940, as amended, which provides that the ETFs will not be obligated to redeem shares held by the Fund in an amount exceeding one percent of its total outstanding securities during any period of less than 30 days.

There is a risk that the ETFs in which the Fund invests may terminate due to extraordinary events that may cause any of the service providers to the ETFs, such as the trustee or sponsor, to close or otherwise fail to perform their obligations to the ETF. Also, because the ETFs in which the Fund intends to invest may be granted licenses by agreement to use the indices as a basis for determining their compositions and/or otherwise to use certain trade names, the ETFs may terminate if such license agreements are terminated. In addition, an ETF may terminate if its entire net asset value falls below a certain amount. Although the Fund believes that, in the event of the termination of an underlying ETF it will be able to invest instead in shares of an alternate ETF tracking the same market index or another market index with the same general market, there is no guarantee that shares of an alternate ETF would be available for investment at that time.

L.         Municipal Securities.

The Fund may invest in municipal securities, which are debt/fixed income securities issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities. The Fund would do so, not because the income may be tax exempt, but because of the income yield and potential for capital appreciation. Although the interest earned on many municipal securities is exempt from federal income tax, the Fund may invest in taxable municipal securities. To the extent the Fund invests in municipal obligations, the same credit standards as used in selecting corporate obligations will be applied. It should be noted that shareholders will probably not be able to take advantage of the tax exempt nature of interest income from municipal securities held by the Fund.

Municipal securities are issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as bridges, highways, roads, schools, waterworks and sewer systems, and other utilities. Other public purposes for which municipal securities may be issued include refunding outstanding obligations, obtaining funds for general operating expenses and obtaining funds to lend to other public institutions and facilities.

Certain debt obligations known as “Private Activity Bonds” may be issued by or on behalf of municipalities and public authorities to obtain funds to provide water, sewage and solid waste facilities; qualified residential rental projects; certain local electric, gas and other heating or cooling facilities; qualified hazardous waste facilities; high-speed intercity rail facilities; governmentally-owned airports, docks and wharves and mass transportation facilities; qualified mortgage; student loan and redevelopment bonds; and bonds used for certain organizations exempt from federal income taxation. Debt obligations known as “Industrial Development Bonds” under prior federal tax law may have been issued by or on behalf of public authorities to obtain funds to provide privately operated housing facilities; sports facilities; industrial parks; convention or trade show facilities; airport, mass transit, port or parking facilities; air or water pollution control facilities; sewage or solid waste disposal facilities; and facilities for water supply. Other private activity bonds and industrial development bonds issued to fund the construction, improvement, equipment or repair of privately-operated industrial, distribution, research, or commercial facilities may also be municipal securities, but the size of such issues is limited under current and prior federal tax law. The aggregate amount of most private activity bonds and industrial development bonds is limited (except in the case of certain types of facilities) under federal tax law by an annual “volume cap.” The volume cap limits the annual aggregate principal amount of such obligations issued by or on behalf of all governmental instrumentalities in the state.

The two principal classifications of municipal securities consist of “general obligation” and “limited” (or revenue) issues. General obligation bonds are obligations involving the credit of an issuer possessing taxing power and are payable from the issuer’s general unrestricted revenues and not from any particular fund or source. The characteristics and method of enforcement of general obligation bonds vary according to the law applicable to the particular issuer, and payment may be dependent upon appropriation by the issuer’s legislative body. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Private activity bonds and industrial development bonds generally are revenue bonds and thus not payable from the unrestricted revenues of the issuer. The credit and quality of such bonds is generally related to the credit of the bank selected to provide the letter of credit underlying the bond, if any, or to the credit of the underlying corporate user (and any guarantor). Payment of principal of and interest on industrial development revenue bonds is the responsibility of the corporate user (and any guarantor).

The Fund may also acquire “moral obligation” issues, which are normally issued by special purpose authorities, and in other tax-exempt investments including pollution control bonds and tax-exempt commercial paper. The Fund may purchase short-term General Obligation Notes; Tax Anticipation Notes; Bond Anticipation Notes; Revenue Anticipation Notes; Project Notes; and other forms of short-term loans. Such notes are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements, or other revenues.

Project Notes are issued by a state or local housing agency and are sold by the Department of Housing and Urban Development. While the issuing agency has the primary obligation with respect to its Project Notes, they are also secured by the full faith and credit of the United States through agreements with the issuing authority which provide that, if required, the Federal government will lend the issuer an amount equal to the principal of and interest on the Project Notes.

There are, of course, variations in the quality of municipal securities, both within a particular classification and between classifications. Also, the yields on municipal securities depend upon a variety of factors, including general money market conditions; coupon rate; the financial condition of the issuer; general conditions of the municipal bond market; the size of a particular offering; the maturity of the obligations; and the rating of the issue. The ratings of Moody’s and S&P represent their opinions as to the quality of municipal securities. However, ratings are general and are not absolute standards of quality. Municipal securities with the same maturity, interest rate and rating may have different yields while municipal securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to its purchase by the Fund, an issue of municipal securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The Adviser will consider such an event in determining whether the Fund should continue to hold the obligations.

Municipal securities may include obligations of municipal housing authorities and single-family mortgage revenue bonds. Weaknesses in Federal housing subsidy programs and their administration may result in a decrease of subsidies available for payment of principal and interest on housing authority bonds. Economic developments, including fluctuations in interest rates and increasing construction and operating costs, may also adversely impact revenues of housing authorities. In the case of some housing authorities, inability to obtain additional financing could also reduce revenues available to pay existing obligations. Single-family mortgage revenue bonds are subject to extraordinary mandatory redemption at par in whole or in part from the proceeds derived from prepayments of underlying mortgage loans and also from the unused proceeds of the issue within a stated period which may be within a year from the date of issue.

Risk Factors in Municipal Securities

Information Risk. Information about the financial condition of issuers of municipal securities may be less available than about corporations having a class of securities registered under the Securities Exchange Act of 1934.

State and Federal Laws. An issuer’s obligations under its municipal securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the federal bankruptcy code, and laws, if any, which may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon the enforcement of such obligations. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its municipal securities may be materially adversely affected by litigation or other conditions.

Litigation and Current Developments. Such litigation or conditions may from time to time materially affect the credit risk with respect to particular bonds or notes. Adverse economic, business, legal or political developments might affect all or a substantial portion of the Fund’s municipal securities in the same manner.

M.        Obligations of Supranational Entities.

The Fund may invest in obligations of supranational entities designated or supported by governmental entities to promote economic reconstruction or development and of international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the “World Bank”), the European Coal and Steel Community, the Asian Development Bank and the Inter-American Development Bank. Each supranational entity’s lending activities are limited to a percentage of its total capital (including “callable capital” contributed by its governmental members at the entity’s call), reserves and net income. There is no assurance that participating governments will be able or willing to honor their commitments to make capital contributions to a supranational entity.

N.        Sovereign Obligations.

The Fund may invest in sovereign debt obligations. Investments in sovereign debt obligations involve special risks not present in corporate debt obligations. The issuer of the sovereign debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the Fund may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt, and the Fund’s net asset value, may be more volatile than prices of U.S. debt obligations. In the past, certain emerging markets have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debts.

A sovereign debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange, the relative size of the debt service burden, the sovereign debtor’s policy toward principal international lenders and local political constraints. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies and other entities to reduce principal and interest arrearages on their debt. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance or repay principal or interest when due may result in the cancellation of third-party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to service its debts.

O.        Treasury Inflation-Protected Securities (TIPS).

The Fund may invest in Treasury Inflation-Protected Securities (TIPS). TIPS are marketable securities whose principal is adjusted by changes in the Consumer Price Index. The principal of a TIPS increases with inflation (a rise in the Index) and decreases with deflation (a drop in the index). The relationship between TIPS and the Consumer Price Index affects both the sum investors are paid when a TIPS matures and the amount of interest that a TIPS pays every six months. TIPS pay interest at a fixed rate, which is determined at auction. Because the rate is applied to the adjusted principal, however, interest payments can vary in amount from one period to the next. If inflation occurs, the interest payment increases. In the event of deflation, the interest payment decreases. At the maturity of a TIPS, you receive the adjusted principal or the original principal, whichever is greater. TIPS are designed to provide protection against both inflation and deflation.

P.        Variable and Floating Rate Instruments.

Certain obligations purchased by the Fund may carry variable or floating rates of interest, may involve a conditional or unconditional demand feature and may include variable amount master demand notes. Variable and floating rate instruments are issued by a wide variety of issuers and may be issued for a wide variety of purposes, including as a method of reconstructing cash flows.

Subject to their investment objective policies and restrictions, the Fund may acquire variable and floating rate instruments. A variable rate instrument is one whose terms provide for the adjustment of its interest rate on set dates and which, upon such adjustment, can reasonably be expected to have a market value that approximates its par value. The Fund may purchase extendable commercial notes. Extendable commercial notes are variable rate notes which normally mature within a short period of time (e.g., 1 month) but which may be extended by the issuer for a maximum maturity of thirteen months.

A floating rate instrument is one whose terms provide for the adjustment of its interest rate whenever a specified interest rate changes and which, at any time, can reasonably be expected to have a market value that approximates its par value. Floating rate instruments are frequently not rated by credit rating agencies; however, unrated variable and floating rate instruments purchased by the Fund will be determined by the Adviser to be of comparable quality at the time of purchase to rated instruments eligible for purchase under the Fund’s investment policies. There may be no active secondary market with respect to a particular variable or floating rate instrument purchased by the Fund. The absence of such an active secondary market could make it difficult for the Fund to dispose of the variable or floating rate instrument involved in the event the issuer of the instrument defaulted on its payment obligations, and the Fund could, for this or other reasons, suffer a loss to the extent of the default. Variable or floating rate instruments may be secured by bank letters of credit or other assets. The Fund may purchase a variable or floating rate instrument to facilitate portfolio liquidity or to permit investment of the Fund’s assets at a favorable rate of return.

Past periods of high inflation, together with the fiscal measures adopted to attempt to deal with it, have seen wide fluctuations in interest rates, particularly “prime rates” charged by banks. While the value of the underlying floating or variable rate securities may change with changes in interest rates generally, the nature of the underlying floating or variable rate should minimize changes in value of the instruments. Accordingly, as interest rates decrease or increase, the potential for capital appreciation and the risk of potential capital depreciation is less than would be the case with a portfolio of fixed rate securities. The Fund’s portfolio may contain floating or variable rate securities on which stated minimum or maximum rates, or maximum rates set by state law, limit the degree to which interest on such floating or variable rate securities may fluctuate; to the extent it does, increases or decreases in value may be somewhat greater than would be the case without such limits. Because the adjustment of interest rates on the floating or variable rate securities is made in relation to movements of the applicable banks’ “prime rates” or other short-term rate securities adjustment indices, the floating or variable rate securities are not comparable to long-term fixed rate securities. Accordingly, interest rates on the floating or variable rate securities may be higher or lower than current market rates for fixed rate obligations of comparable quality with similar maturities.

Variable Amount Master Demand Notes. Variable amount master demand notes are demand notes that permit the indebtedness to vary and provide for periodic adjustments in the interest rate according to the terms of the instrument. Because master demand notes are direct lending arrangements between the Fund and the issuer, they are not normally traded. Although there is no secondary market in the notes, the Fund may demand payment of principal and accrued interest. The Adviser will consider the earning power, cash flow, and other liquidity ratios of the issuers of such notes and will continuously monitor their financial status and ability to meet payment on demand. In determining average weighted portfolio maturity, a variable amount master demand note will be deemed to have a maturity equal to the period of time remaining until the principal amount can be recovered from the issuer through demand.

Limitations on the Use of Variable and Floating Rate Notes. Variable and floating rate instruments for which no readily available market exists (e.g., illiquid securities) will be purchased in an amount which, together with securities with legal or contractual restrictions on resale or for which no readily available market exists (including repurchase agreements providing for settlement more than seven days after notice), exceeds 15% of the Fund’s net assets only if such instruments are subject to a demand feature that will permit the Fund to demand payment of the principal within seven days after demand by the Fund. There is no limit on the extent to which the Fund may purchase demand instruments that are not illiquid or deemed to be liquid in accordance with the Adviser’s liquidity determination procedures. If not rated, such instruments must be found by the Adviser to be of comparable quality to instruments in which the Fund may invest. A rating may be relied upon only if it is provided by an NRSRO that is not affiliated with the issuer or guarantor of the instruments.

Q.     Convertible Securities.

The Fund may invest in convertible securities. Convertible securities include fixed income securities that may be exchanged or converted into a predetermined number of shares of the issuer’s underlying common stock at the option of the holder during a specified period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of “usable” bonds and warrants or a combination of the features of several of these securities. Convertible securities are senior to common stocks in an issuer’s capital structure, but are usually subordinated to similar non-convertible securities. While providing a fixed-income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar nonconvertible security), a convertible security also gives an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the issuing company depending upon a market price advance in the convertible security’s underlying common stock.

R.     Corporate Debt.

The Fund may invest in investment grade corporate debt securities. Corporate debt securities are long and short-term debt obligations issued by companies (such as publicly issued and privately placed bonds, notes and commercial paper). The Adviser considers corporate debt securities to be of investment grade quality if they are rated BBB or higher by S&P or Baa or higher by Moody’s, or if unrated, determined by the Adviser to be of comparable quality. Investment grade debt securities generally have adequate to strong protection of principal and interest payments. In the lower end of this category, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal than in higher rated categories. The Fund may invest in both secured and unsecured corporate bonds. A secured bond is backed by collateral and an unsecured bond is not. Therefore an unsecured bond may have a lower recovery value than a secured bond in the event of a default by its issuer. The Adviser may incorrectly analyze the risks inherent in corporate bonds, such as the issuer’s ability to meet interest and principal payments, resulting in a loss to the Fund.

S.    Cash Management Techniques

Liquidity for Redemptions. The Fund may participate in a program designed to provide an alternative liquidity source for mutual funds experiencing redemptions of their shares. In order to pay cash to shareholders who redeem their shares on a given day, a mutual fund typically must hold cash in its portfolio, liquidate portfolio securities, or borrow money, all of which impose certain costs on the fund. To avoid these costs, the Fund may enter into arrangements under which a financing company (the “Liquidity Provider) would stand ready to purchase shares from the Fund equal to the amount of the Fund’s net redemptions on a given day. This technique will provide the Fund with another source of cash with which to pay redeeming shareholders. The Liquidity Provider generally redeems those shares when the Fund experiences net sales. In return for this service, the Fund will pay a fee to the Liquidity Provider at a rate determined by a daily auction with other participating mutual funds. The Liquidity Provider is prohibited from acquiring more than 3% of the outstanding voting securities of the Fund. The Fund will waive any redemption fee with respect to redemptions by the Liquidity Provider.

NAV Swaps. The Fund may enter into net asset value (“NAV”) swaps to generate returns while maintaining appropriate levels of cash to meet redemption requests. An NAV swap gives the Fund the right to receive a return on uninvested cash (“cash position”) held by the Fund in return for a fee (“swap fee”) paid to the counterparty. If the NAV of the Fund’s portfolio securities increases in value during the term of the swap, the Fund receives a payment from the counterparty equal to the percentage increase in the Fund’s NAV multiplied by the cash position. However, it the Fund’s NAV declines over the term of the swap, the Fund is required to pay to the counterparty an amount equal to the percentage decline in the NAV multiplied by the cash position, in addition to the fee paid by the Fund to the counterparty. NAV swaps could result in losses to the Fund if the underlying portfolio securities do not perform as anticipated by the Adviser. NAV swaps also involve certain risks in the event of default or insolvency by the counterparty, including the risk of incurring expenses associated with asserting rights under the swap agreement, the loss of any potential gain and the loss all or part of the swap fee and any gains from the swap transaction.

T.    When-Issued Securities and Forward Commitments.

The Fund may buy and sell securities on a when-issued or delayed delivery basis, with payment and delivery taking place at a future date. The price and interest rate that will be received on the securities are each fixed at the time the buyer enters into the commitment. The Fund may enter into such forward commitments if it holds, and maintains until the settlement date in a separate account at the Fund’s Custodian, cash or U.S. Government securities in an amount sufficient to meet the purchase price. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. Any change in value could increase fluctuations in the Fund’s share price and yield. Although the Fund will generally enter into forward commitments with the intention of acquiring securities for its portfolio, the Fund may dispose of a commitment prior to the settlement if the Adviser deems it appropriate to do so.

INVESTMENT LIMITATIONS

Fundamental.    The investment limitations described below have been adopted by the Trust with respect to the Fund and are fundamental (“Fundamental”), that is, they may not be changed without the affirmative vote of a majority of the outstanding shares of the Fund. As used in the Prospectus and this SAI, the term “majority” of the outstanding shares of the Fund means the lesser of (1) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented at such meeting; or (2) more than 50% of the outstanding shares of the Fund. Other investment practices that may be changed by the Board of Trustees without the approval of shareholders to the extent permitted by applicable law, regulation or regulatory policy are considered nonfundamental (“Nonfundamental”).

1.        Borrowing Money.    The Fund will not borrow money, except (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund’s total assets at the time when the borrowing is made. This limitation does not preclude the Fund from entering into reverse repurchase transactions, provided that the Fund has an asset coverage of 300% for all borrowings and repurchase commitments of the Fund pursuant to reverse repurchase transactions.

2.      Senior Securities. The Fund will not issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund’s engagement in such activities is consistent with or permitted by the 1940 Act, the rules and regulations promulgated thereunder or interpretations of the Securities and Exchange Commission or its staff.

3.      Underwriting. The Fund will not act as underwriter of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), the Fund may be deemed an underwriter under certain federal securities laws.

4.      Real Estate. The Fund will not purchase or sell real estate. This limitation is not applicable to investments in marketable securities that are secured by or represent interests in real estate. This limitation does not preclude the Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts).

5.      Commodities. The Fund will not purchase or sell commodities except as described in the Prospectus and Statement of Additional Information. This limitation does not preclude the Fund from acquiring commodities as a result of ownership of securities or other investments; from entering into options, futures, currency, swap, cap, floor, collar or similar transactions; from investing in securities or other instruments backed by commodities; or from investing in companies that are engaged in a commodities business or have a significant portion of their assets in commodities.

6.      Loans. The Fund will not make loans to other persons, except (a) by loaning portfolio securities, (b) by engaging in repurchase agreements, or (c) by purchasing non-publicly offered debt securities. For purposes of this limitation, the term “loans” shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.

7.      Concentration. The Fund will not invest 25% or more of its total assets in any particular industry. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities or repurchase agreements with respect thereto.

With respect to the percentages adopted by the Trust as maximum limitations on its investment policies and limitations, an excess above the fixed percentage will not be a violation of the policy or limitation unless the excess results immediately and directly from the acquisition of any security or the action taken. This paragraph does not apply to the borrowing policy set forth in paragraph 1 above.

With respect to the Fund’s diversification, the current standards require that the Fund may not purchase the securities of any one issuer, other than the U.S. Government or any of its instrumentalities, if immediately after such purchase more than 5% of the value of its total assets would be invested in such issuer, or the Fund would own more than 10% of the outstanding voting securities of such issuer, except that up to 25% of the value of the Fund’s total assets may be invested without regard to such 5% and 10% limitations.

Nonfundamental. The following limitations have been adopted by the Trust with respect to the Fund and are Nonfundamental (see “Investment Limitations” above).

1.        Pledging. The Fund will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of the Fund except as may be necessary in connection with borrowings described in fundamental limitation (1) above. Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation.

2.        Borrowing. The Fund will not purchase any security while borrowings (including reverse repurchase agreements) representing more than 5% its total assets are outstanding.

3.        Margin Purchases. The Fund will not purchase securities or evidences of interest thereon on “margin.” This limitation is not applicable to short-term credit obtained by the Fund for the clearance of purchases and sales or redemption of securities, or to arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques.

4.        Options. The Fund will not purchase or sell puts, calls, options or straddles, except as described in the Prospectus and the Statement of Additional Information.

5.        Short Sales. The Fund will not effect short sales of securities.

6.        Illiquid Securities. The Fund will not invest more than 15% of its net assets in securities that are restricted as to resale or otherwise illiquid. For this purpose, illiquid securities generally include securities that cannot be disposed of within seven days in the ordinary course of business without taking a reduced price.

7.        80% Investment Policy. The Fund invests primarily in common stocks of micro capitalization companies, defined by the Adviser as those companies with market capitalizations at the time of purchase of less than $250 million. Under normal circumstances, the Fund will invest at least 80% of its assets (defined as net assets plus the amount of any borrowing for investment purposes) in micro capitalization stocks, as defined above. Shareholders of the Fund will be provided with at least 60 days’ prior notice of any change in the Fund’s 80% investment policy. The notice will be provided in a separate written document containing the following, or similar, statement, in boldface type: “Important Notice Regarding Change in Investment Policy.” The statement will also appear on the envelope in which the notice is delivered, unless the notice is delivered separately from other communications to the shareholder. The Adviser, subject to the approval of the Board of Trustees, may change its foregoing definition of micro capitalization companies. Shareholders will be notified of any such change.

DISCLOSURE OF PORTFOLIO HOLDINGS

The following is a summary of the Fund’s policies and procedures for disclosing the Fund’s portfolio securities to any person requesting this information. No compensation will be received by the Fund, the Adviser, or any other party in connection with the disclosure of information about portfolio securities. The procedures prohibit the disclosure of portfolio holdings to persons outside the Adviser, the Fund’s auditors or other service providers identified in the Prospectus except under the following conditions:

1)	Routine shareholder reports filed quarterly with the SEC within 60 days after the quarter-end and routine shareholder reports distributed to shareholders within 60 days after the six-month end;
2)	For use in preparing and distributing routine periodic reporting to market data agencies; and
3)	For use in preparing and distributing routine shareholder reports, including disclosure to the Trust’s independent public accounting firm, legal counsel, typesetter and printer.

The Fund may provide its full holdings to various market data agencies as of the end of a calendar month. All other disclosures are made in accordance with the requests of the parties indicated above. Employees of the Adviser that are access persons under the Fund’s Code of Ethics have access to Fund holdings on a regular basis, but are subject to confidentiality requirements and trading prohibitions in the Code of Ethics. In addition, the custodian of the Fund’s assets and the Fund’s accounting services agent, each of whose agreements contains a confidentiality provision, have access to the current Fund holdings on a daily basis. In addition, certain unaffiliated brokers and market professionals involved in the execution of transactions for the Fund will by necessity have information on Fund holdings and are not covered under this policy.

This prohibition covers only selective disclosures and does not prohibit a discussion of Fund holdings in a public format, such as a radio or television interview. These events are covered under the James Advantage Funds’ Marketing Policies and Procedures.

Certain products of the Adviser’s private client business are very similar to portfolios of the Fund. Consultants which require holdings data on RFPs or on routine questionnaires submitted to the Adviser may have no confidentiality requirements and the Fund can not be assured in such cases that portfolio holdings disclosed to them will be kept confidential. Since the portfolios may be very similar to the Fund, completion of the questionnaire or RFP may constitute a selective disclosure. Also, the Fund has no assurance that market data agencies, such as Morningstar, will keep data provided to them confidential.

Disclosure of portfolio holdings by the Adviser will be made to other service providers as deemed necessary in the execution of their responsibilities. Legal counsel will have access to portfolio holdings at any time, as will regulators such as the SEC or FINRA if requested. In other cases the Adviser will restrict holdings data to month end data with at least a 30 day lag.

The Chief Compliance Officer is authorized to determine whether disclosure of the Fund’s portfolio securities is for a legitimate business purpose and is in the best interests of the Fund and its shareholders. The Chief Compliance Officer will report any perceived and unresolved conflict between the interests of shareholders and the interests of the Adviser, or any affiliates, to the Fund’s Board of Trustees, which will make a determination that is in the best interests of shareholders.

TRUSTEES AND OFFICERS

The Board of Trustees has overall responsibility for management of the Trust under the laws of Ohio governing the responsibilities of trustees of business trusts. Following are the Trustees and executive officers of the Trust, their present occupation with the Trust or Fund, age, principal occupation during the past 5 years and their aggregate compensation from the Trust for the fiscal year ended June 30, 2010.

Name/Address/ Age Term of Office[1]	Position(s) With Fund/ Time Served/ During Past 5 Years	Principal Occupation By Trustee	Number of Portfolios in Fund Complex Overseen the Fund Complex	Other Directorships Held by Trustee Outside During the Past Five Years

Interested Trustees:

Barry R. James, CFA[2] James Investment Research, Inc.1349 Fairground Road Beavercreek, Ohio 45385 Year of Birth: 1956	President and Trustee Since 1997	President and CEO, James Investment Research (2006-Present), Executive Vice President,James Investment Research (2000-2006), CEO, James Capital Alliance (2006-Present)	6	None

Disinterested Trustees:

Anthony P. D’Angelo, D.B.A. c/o The James Advantage Funds1349 Fairground Road Beavercreek, Ohio 45385 Year of Birth: 1930	Trustee Since 1997	Retired, Professor Emeritus, Graduate School of Logistics and Acquisitions Management, Air Force Institute of Technology, Wright-Patterson AFB, Ohio (Retired since 1999)	6	None

Leslie L. Brandon c/o The James Advantage Funds1349 Fairground Road Beavercreek, Ohio 45385 Year of Birth: 1942	Trustee Since May 2003	Retired Partner, Ernst & Young, LLP, Columbus, Ohio (1966-2000)	6	None

Richard C. Russell c/o The James Advantage Funds134949 Fairground Road Beavercreek, Ohio 45385 Year of Birth: 1946	Trustee Since May 2003	Consultant, Danis Companies (construction and real estate development firm), (2002-Present)	5	Director, Excellence in Motivation (1994 to Presentpresent); Director, Dayton Reliable Tool (1999 to Presentpresent)

Principal Officers:

Thomas L. Mangan 1349 Fairground Road Beavercreek, Ohio 45385 Year of Birth: 1949	Vice President, Chief Compliance Officer, . Treasurer, Secretary and Chief Financial Officer since 1997	Senior Vice President, James Investment Research, Inc	N/A	N/A

[1]Each	Trustee is elected to serve in accordance with the Declaration of Trust and Bylaws of the Trust until his or her successor is duly elected and qualified.

2 Mr. James is an “interested person” of the Trust as defined in the 1940 Act because of his relationship to James Investment Research, Inc., which serves as the investment adviser to the Fund.

Board Leadership

The Board of Trustees is led by its Chairman, Mr. Barry James. Mr. James is an “interested person” of the Trust because he is President and Chief Executive Officer of the Adviser. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because Mr. James has over 13 years experience as Chairman of the Trust’s Board. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee is independent or an interested person. The independent Trustees have determined that they can act independently and effectively without having an independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the independent Trustees to constitute a substantial majority of the Board.

The Board has not appointed a lead independent Trustee. It was determined by the Board that due to its size (four Trustees), the size of the Fund complex and the relatively straightforward investment strategies adopted by the Funds, it is not necessary to appoint a lead independent Trustee. The independent Trustees believe they have consistently worked well together and have demonstrated an ability to provide appropriate oversight to the operations of the Trust.

Risk Oversight

Investing in general and the operation of a mutual fund involve a variety of risks, such as investment risk, compliance risk and operational risk, among others. The Board oversees risk as part of its oversight of the Funds. Risk oversight is addressed as part of various regular Board and committee activities. The Board, directly or through its Audit Committee, reviews reports from among others, the Adviser, the Trust’s Chief Compliance Officer, the Trust’s independent registered public accounting firm and the Trust’s counsel, as appropriate, regarding risks faced by the Trust and the risk management programs of the Adviser and certain service providers. The full Board regularly engages in discussions of risk management and receives compliance reports that inform its oversight of risk management from the Trust’s Chief Compliance Officer at quarterly meetings and on an ad hoc basis, when and if necessary. The Trust’s Chief Compliance Officer also meets at least quarterly in executive session with the independent Trustees. The actual day-to-day risk management with respect to the Trust resides with the Adviser and other service providers. Although the risk management policies of the Adviser and the other service providers are designed to be effective, those policies and their implementation vary among service providers and over time, and there is no guarantee that they will be effective. Not all risks that may affect the Trust can be identified, nor can processes and controls necessarily be developed to eliminate or mitigate their occurrence or effects. Some risks are simply beyond the control of the Trust, the Adviser or other service providers to the Trust. The Board may, at any time and in its sole discretion, change the manner in which it conducts its risk oversight role.

Information About Trustees’ Experience, Qualifications, Attributes and Skills to Serve on the Board

Dr. Anthony P. D’Angelo is a Professor Emeritus and former faculty member of the Air Force Institute of Technology- School of Systems and Logistics Graduate Program where he taught Finance, Accounting, Budgeting and Economics. Dr. D’Angelo holds a Bachelors in Business Administration with a major in Marketing, a Masters in Business Administration with a major in Industrial Management, and a Doctorate in Business Administration with a major in Logistics Management and a minor in Operations Research. Dr. D’Angelo’s dissertation, which was empirically and theoretically-based, resulted in the development of management information systems for customer service-intensive industries. Dr. D’Angelo also served as an officer in the United States Air Force for 28 years. The Trustees believe that Dr. D’Angelo’s extensive academic experience in business administration and management experience in the United States Air Force make him well qualified to serve on the Board.

Mr. Leslie L. Brandon retired as an audit partner of Ernst & Young (“E&Y”), where he worked for 34 years, 23 years of which as a partner. Mr. Brandon was designated by E&Y’s national officer as “National SEC Review Partner” and has extensive experience in practice with the SEC. His clients included a majority of the SEC-registered clients in the Columbus office of E&Y. Mr. Brandon also led recruiting efforts for the Columbus office for much of his time at E&Y and served as Audit Partner-in-Charge of the Columbus office staff for several years. Mr. Brandon holds a Bachelor of Arts from The Ohio State University and a Masters in Business Administration from the University of Wisconsin. The Trustees believe that Mr. Brandon’s extensive audit experience with SEC clients and his management experience with E&Y make him well qualified to serve on the Board.

Mr. Barry R. James is President and Chief Executive Officer of the Adviser and he also serves as Chairman and Chief Executive Officer of James Capital Alliance and Mr. Microbusiness.com. Mr. James holds Certified Financial Analyst and Certified Insurance Counselor certifications, as well as FINRA Series 6, 65 and 66 licenses. Mr. James received a Bachelor of Science degree from the United States Air Force Academy and a Masters in Business Administration from Boston University. The Trustees believe that Mr. James’ leadership training and management experience in the United States Air Force, experience as President and Chief Executive Officer of several companies, over 23 years experience in the investment advisory business and over 19 years experience in portfolio management and investment research make him well qualified to serve on the Board.

Mr. Richard C. Russell was a Director on the Board of Excellence In Motivation for 16 years and a Director on the Board of Dayton Reliable Tool for 11 years. Mr. Russell also worked for 20 years with a private construction and real estate development firm based in Dayton, Ohio in the capacity of Chief Financial Officer and subsequently Chief Executive Officer. In this role, Mr. Russell provided oversight of a $300 million dollar construction operation and a $300 million real estate portfolio. Mr. Russell is an experienced Chief Executive Officer, Chief Compliance Officer and Director with proven leadership skills and a diverse background in both public and private companies. The Trustees believe that Mr. Russell’s experience in strategic planning, financial management, budgeting, fiscal reporting, communications, human resources, shareholder relations, and board structure, policy development and decision making make him well qualified to serve on the Board.

Trustees’ Compensation:

Name	Compensation from Micro Cap Fund	Total Compensation from Trust*
Barry R. James	$ 0	$ 0
+ Leslie L. Brandon	$ 0	$21,200
+ Anthony P. D’Angelo	$ 0	$18,200
+ Richard C. Russell	$ 0	$19,200

+     Member of Audit Committee. The Audit Committee is the only standing committee of the Board of Trustees. The Audit Committee’s function is to oversee the Trust’s accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers; to oversee the quality and objectivity of the Trust’s financial statements and the independent audit thereof; and to act as a liaison between the Trust’s independent auditors and the full Board of Trustees. The Audit Committee held four regularly scheduled meetings during the fiscal year ended June 30, 2009.

*     Amounts shown include payments made to the Trustees in the fiscal year ended June 30, 2009. The Fund had not commenced operations prior to June 30, 2010 and therefore made no Trustee payments during the fiscal year ended on that date. The Trust does not pay any retirement benefits to the Trustees for their service.

Trustees’ Ownership of Trust Shares (as of December 31, 2009)*

Trustee	Dollar Range of Equity Securities in Micro Cap Fund	Aggregate Dollar Range of Equity Securities in Registered Investment Company
Barry R. James	None	Over $100,000
Anthony P. D’Angelo	None	Over $100,000
Leslie L. Brandon	None	Over $100,000
Richard C. Russell	None	Over $100,000

*	The Fund had not commenced operations as of December 31, 2009 and therefore had no shareholders on that date.

PROXY VOTING POLICIES OF THE TRUST AND THE ADVISER

The Trust’s Proxy Voting Policies and Procedures

Pursuant to rules established by the Securities and Exchange Commission, under the 1940 Act, the Board of Trustees of the Trust has adopted the following formal, written guidelines for proxy voting by the Trust. The Board of Trustees of the Trust oversees voting policies and decisions for the Fund.

The Fund exercises its proxy voting rights with regard to the companies in the Fund’s investment portfolio, with the goals of maximizing the value of the Fund’s investments, promoting accountability of a company’s management and board of directors to its shareholders, aligning the interests of management with those of shareholders, and increasing transparency of a company’s business and operations.

In general, the Board of Trustees of the Trust believes that the Adviser, which selects the individual companies that are part of the Fund’s portfolio, is the most knowledgeable and best suited to make decisions about proxy votes. Therefore, the Trust defers to and relies on the Adviser to make decisions on casting proxy votes.

In some instances, the Adviser may be asked to cast a proxy vote that presents a conflict between the interests of the Fund’s shareholders, and those of the Adviser or an affiliated person of the Adviser. In such a case, the Adviser is instructed to abstain from making a voting decision and to forward all necessary proxy voting materials to the Trust to enable the Board of Trustees to make a voting decision. When the Board of Trustees of the Trust is required to make a proxy voting decision, only the Trustees without a conflict of interest with regard to the security in question or the matter to be voted upon shall be permitted to participate in the decision of how the Fund’s vote will be cast.

Summary of Adviser’s Proxy Voting Guidelines

The proxy voting decisions for issues not specifically addressed in the following summary are determined on a case-by-case basis. The Adviser has retained Egan Jones to vote proxies on behalf of the Trust in accordance with the Trust’s and the Adviser’s policies.

Election of Directors in Uncontested Elections

WITHHOLD votes for nominees who:

—    are affiliated outside directors and sit on the Audit, Compensation, or Nominating committees.

—    are inside directors and sit on the Audit, Compensation, or Nominating committees.

—    are inside directors and the company does not have Audit, Compensation, or Nominating committees attend less than 75 percent of the board and committee meetings. Participation by phone is acceptable.

—    ignore a shareholder proposal that is approved by a majority of the shares outstanding.

—    ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years.

—    fail to act on takeover offers where the majority of the shareholders have tendered their shares.

—    implement or renew a “dead-hand” or modified “dead-hand” poison pill.

—     sit on more than four boards.

FOR responsible shareholder proposals calling for the company to name as directors only those who receive a majority of shareholder votes.

Independent Directors

FOR shareholder proposals asking that a two-thirds majority of directors be independent.

FOR shareholder proposals asking that board’s Audit, Compensation, and/or Nominating committees be composed exclusively of independent directors. Case-by-case basis on proposals asking that the Chairman be independent.

Stock Ownership Requirements

AGAINST shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director or to remain on the board.

Term Limits

AGAINST shareholder proposals to limit tenure of outside directors.

Age Limits

AGAINST shareholder proposals to impose a mandatory retirement age for outside directors.

Director and Officer Indemnification and Liability

AGAINST proposals to eliminate entirely directors and officers liability for monetary damages for violating the duty of care.

AGAINST indemnification proposals that would expand coverage beyond legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness.

FOR only those proposals providing such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if (1) the director was found to have acted in good faith and in a manner that he or she reasonably believed was in the best interests of the company, and (2) only if the director’s legal expenses would be covered.

Charitable Contributions

AGAINST proposals regarding charitable contributions.

Proxy Contests (Contested Elections)

Ratifying Auditors

FOR proposals to ratify auditors, unless:

Non-audit fees exceed 50% of total fees.

Auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position.

Proxy Contest Defenses

Classified Board vs. Annual Election

AGAINST proposals to classify the board.

FOR proposals to repeal (“de-stagger”) classified boards and to elect all directors annually.

Removal of Directors

AGAINST proposals that provide that directors may be removed only for cause.

FOR proposals to restore shareholder ability to remove directors with or without cause.

AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.

FOR proposals that permit shareholders to elect directors to fill board vacancies.

Cumulative Voting

FOR proposals to eliminate cumulative voting.

Calling Special Meetings

AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

FOR proposals that remove restrictions on the right of shareholders to act independently of management.

Acting by Written Consent

AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

FOR proposals to allow or make easier shareholder action by written consent.

Altering Size of the Board

FOR proposals to fix the size of the board.

AGAINST proposals that give management the ability to alter size of the board without shareholder approval.

Tender Offer Defenses

“Poison Pills”

FOR shareholder proposals that ask the company to submit its “poison pill” for shareholder ratification.

Fair Price Provisions

AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

“Greenmail”

FOR proposals to adopt anti-”greenmail” charter or bylaw amendments or otherwise restrict the company’s ability to make “greenmail” payments.

Unequal Voting Rights

AGAINST dual-class exchange offers and dual-class recapitalizations.

Supermajority Requirement to Amend Charter or Bylaws

AGAINST management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.

FOR shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.

Supermajority Requirement to Approve Mergers

AGAINST management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations.

FOR shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

Placement of Equity with “White Squire”

FOR shareholder proposals to require approval of “blank check preferred stock” issues for other than general corporate purposes.

Other Governance Proposals

Confidential Voting

FOR shareholder proposals that request that the company adopt confidential voting, use independent tabulators, and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived.

FOR management proposals to adopt confidential voting.

Equal Access

FOR shareholder proposals that would allow significant company shareholders equal access to management’s proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board.

Capital Structure

Common Stock Authorization

AGAINST increasing the number of authorized shares of the class of stock that has superior voting rights in companies that have dual-class capitalization structures.

Stock Distributions: Splits and Dividends

FOR management proposals to increase common share authorization for a stock split, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance, considering the industry and company’s returns to shareholders.

Reverse Stock Splits

FOR management proposals to implement a reverse stock split when the number of shares will be proportionately reduced to avoid delisting.

Preferred Stock

AGAINST proposals authorizing creation of new classes of “blank check preferred stock” (i.e., classes with unspecified voting, conversion, dividend distribution, and other rights).

FOR proposals to create “blank check preferred stock” in cases when the company specifically states that the stock will not be used as a takeover defense.

FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms are reasonable.

“Blank Check Preferred Stock”

FOR shareholder proposals to have placements of “blank check preferred stock” submitted for shareholder approval, except when those shares are issued for the purpose of raising capital or making acquisitions in the normal course.

Adjustments to Par Value of Common Stock

FOR management proposals to reduce the par value of common stock.

Debt Restructurings

FOR proposals that facilitate debt restructurings except where signs of self-dealing exist.

Share Repurchase Programs

FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

Amendments that Place a Maximum limit on Annual Grants or Amend Administrative Features

FOR plans that amend shareholder-approved plans to include administrative features or place maximum limit on annual grants that any participant may receive to comply with the provisions of Section 162(m) of the Omnibus Budget Reconciliation Act (OBRA).

Amendments to Added Performance-Based Goals

FOR amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of OBRA.

Approval of Cash or Cash & Stock Bonus Plans

FOR cash or cash & stock bonus plans to exempt compensation from taxes under the provisions of Section 162(m) of OBRA.

Limits on Director and Officer Compensation

FOR shareholder proposals requiring additional disclosure of officer and director compensation.

“Golden Parachutes” and “Tin Parachutes”

FOR shareholder proposals to have “golden and tin parachutes” submitted for shareholder ratification.

Employee Stock Ownership Plans (ESOPs)

FOR proposals that request shareholder approval in order to implement an ESOP or to increase authorized number of shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is “excessive” (i.e., greater than five percent of outstanding shares).

401(k) Employee Benefit Plans

FOR proposals to implement a 401(k) savings plan for employees.

Business Combinations and Corporate Restructurings

Appraisal Rights

FOR providing shareholders with appraisal rights.

Mutual Fund Proxies

Election of Directors

WITHHOLD votes for directors who:

—    are interested directors and sit on key board committees (Audit, Nominating or Compensation committees).

—    are interested directors and the company does not have one or more of the following committees: Audit, Nominating or Compensation.

—    attend less than 75 percent of the board and committee meetings. Participation by phone is acceptable.

—    ignore a shareholder proposal that is approved by a majority of shares outstanding.

—    ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years.

—    sit on more than 10 fund boards.

—    serve as Chairman but are not independent (e.g. serve as an officer of the fund’s Adviser).

Investment Advisory Agreements

New Classes or Series of Shares

FOR creating new classes or series of shares.

Changing Fundamental Investment Objective to Non-fundamental

AGAINST proposals to change the fund’s fundamental investment objective to non-fundamental.

Authorizing Board to Hire and Terminate Sub-advisors without Shareholder Approval

AGAINST authorizing the board to hire and terminate sub-advisors without shareholder approval.

Master-Feeder Structure

FOR establishment of a master-feeder structure.

Shareholder Proposals

Independent Directors

FOR shareholder proposals asking that a three-quarters majority of directors be independent.

FOR shareholder proposals asking that board’s Audit, Compensation, and/or Nominating committees be composed exclusively of independent directors.

FOR proposals asking that the Chairman be independent.

Establish Director Ownership Requirement

AGAINST establishing a director ownership requirement.

Social Issues

Energy and Environment

AGAINST on proposals that request companies to follow the CERES Principles.

FOR reports that seek additional information, particularly when it appears company has not adequately addressed shareholders’ environmental concerns.

South Africa

AGAINST on proposals related to South Africa.

FOR reports that seek additional information such as the amount of business that could be lost by conducting business in South Africa.

Northern Ireland

AGAINST on proposals related to the MacBride Principles.

FOR reports that seek additional information about progress being made toward eliminating employment discrimination, particularly when it appears company has not adequately addressed shareholder concerns.

Military Business

AGAINST on defense issue proposals.

FOR reports that seek additional information on military related operations, particularly when company has been unresponsive to shareholder requests.

Maquiladora Standards and International Operations Policies

AGAINST on proposals relating to the Maquiladora Standards and international operating policies.

FOR reports on international operating policy issues, particularly when it appears company has not adequately addressed shareholder concerns.

World Debt Crisis

AGAINST on proposals dealing with Third World debt.

FOR reports on Third World debt issues, particularly when it appears company has not adequately addressed shareholder concerns.

Equal Employment Opportunity and Discrimination

AGAINST on proposals regarding equal employment opportunities and discrimination.

FOR reports that seek additional information about affirmative action efforts, particularly when it appears company has been unresponsive to shareholder requests.

Animal Rights

AGAINST on proposals that deal with animal rights.

Product Integrity and Marketing

AGAINST on ceasing production of socially questionable products.

FOR reports that seek additional information regarding product integrity and marketing issues, particularly when it appears companies have been unresponsive to shareholder requests.

Human Resources Issues

AGAINST on proposals regarding human resources issues.

FOR reports that seek additional information regarding human resources issues, particularly when it appears companies have been unresponsive to shareholder requests.

Trust Proxy Votes for 12 Months Ending June 30, 2011

Information regarding how the Fund voted proxies related to its portfolio securities during the 12-month period ended June 30, 2011 will be available upon request by writing the Transfer Agent at P.O. Box 786, Denver, CO 80201, by calling 800-99 JAMES (800-995-2637), or on the Securities and Exchange Commission’s website at http://www.sec.gov.

PRINCIPAL HOLDERS OF VOTING SECURITIES

As of July 1, 2010, 100% of the outstanding shares of the Fund were owned by Dr. F. E. James, Ph.D., who is deemed under the Investment Company Act of 1940, as amended, to control the Fund.

Shareholders owning more than 25% of the shares of the Fund are considered to “control” the Fund as that term is defined under the Investment Company Act of 1940, as amended. Persons controlling the Fund can determine the outcome of any proposal submitted to the shareholders for approval, including changes to the Fund’s fundamental policies or the terms of the management agreement with the Adviser. After the public offering commences, it is anticipated that Dr. F. E. James, Ph.D. will no longer control the Fund.

THE INVESTMENT ADVISER

James Investment Research, Inc., P.O. Box 8, Alpha, Ohio 45301 (the “Adviser”) supervises the Fund’s investments pursuant to the Management Agreement between the Adviser and the Trust on behalf of the Fund, subject to the approval of the Board of Trustees. Francis E. James is the controlling shareholder of the Adviser. The Management Agreement is effective for an initial two-year term and is renewed thereafter for one year periods only so long as such renewal and continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the Fund’s outstanding voting securities, provided the continuance is also approved by a majority of the Trustees who are not “interested persons” of the Trust or the Adviser by vote cast in person at a meeting called for the purpose of voting on such approval. The Management Agreement is terminable without penalty on sixty days notice by the Board of Trustees of the Trust or by the Adviser. The Management Agreement provides that it will terminate automatically in the event of its assignment.

Under the terms of the Fund’s Management Agreement, the Adviser manages the Fund’s investments subject to approval of the Board of Trustees and pays all of the expenses of the Fund except brokerage, taxes, interest (including dividend expense on securities sold short), fees and expenses of the non-interested person Trustees, 12b-1 fees and extraordinary expenses (including litigation to which the Fund may be party and indemnification of the Trust’s Trustees and officers with respect thereto). Acquired Fund Fees and Expenses, which are paid indirectly by the Fund, are not included in the operating expenses for this purpose. As compensation for its management services and agreement to pay the Fund’s expenses, the Fund is obligated to pay the Adviser a fee (based on average daily net assets) computed and accrued daily and paid monthly at the following annual rates (minus the fees and expenses of the non-interested person Trustees incurred by the Fund):

MICRO CAP FUND
ASSETS
Up to and including $500 million	1.50%
Over $500 million	1.45%

The Adviser may waive all or part of its fee, at any time, and at its sole discretion, but such action shall not obligate the Adviser to waive any fees in the future.

The Adviser retains the right to use the name “James” or any variation thereof in connection with another investment company or business enterprise with which the Adviser is or may become associated. The Trust’s right to use the name “James” or any variation thereof automatically ceases 90 days after termination of the Agreement and may be withdrawn by the Adviser on 90 days written notice.

The Adviser may make payments to banks or other financial institutions that provide shareholder services and administer shareholder accounts. If a bank were prohibited from continuing to perform all or a part of such services, management of the Trust believes that there would be no material impact on the Fund or its shareholders. Banks may charge their customers fees for offering these services to the extent permitted by applicable regulatory authorities, and the overall return to those shareholders availing themselves of the bank services will be lower than to those shareholders who do not. The Fund may from time to time purchase securities issued by banks which provide such services; however, in selecting investments for the Fund, no preference will be shown for such securities.

PORTFOLIO MANAGERS

The following charts list the Fund’s portfolio managers, the number of their other managed accounts per investment category, the total pooled assets of managed accounts (not including the James Advantage Funds), the number of accounts subject to a performance fee and the total assets subject to a performance fee. Listed below the charts is (i) a description of accounts managed where the advisory fee is based on the performance of the account, if any, (ii) a description of the portfolio managers’ compensation structure as of May 31, 2010, and (iii) a description of any material conflicts that may arise in connection with the portfolio manager’s management of the Fund’s investments and the investments of the other accounts included in the chart and any material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the portfolio manager, if any.

Account Type	# of Accounts by Type	Total Assets by Type in $ millions	# of Accounts by Type subject to Performance Fee	Total Assets by Type Subject to a Performance Fee ($MM)
F.E. James, Ph.D.
Registered Investment Cos.	5	$745.74	0	$0
Other Pooled Investment Vehicles*	1	$5.08	1	$5.08
Other Accounts	20	$99.76	0	$0
Barry R. James, CFA, CIC
Registered Investment Cos.	5	$745.74	0	$0
Other Pooled Investment Vehicles*	1	$5.08	1	$5.08
Other Accounts	54	$523.55	0	$0
Ann M. Shaw, CFP
Registered Investment Cos.	5	$745.74	0	$0

Other Pooled Investment Vehicles*	1	$5.08	1	$5.08
Other Accounts	48	$109.81	0	$0
Thomas L. Mangan
Registered Investment Cos.	5	$745.74	0	$0
Other Pooled Investment Vehicles*	1	$5.08	1	$5.08
Other Accounts	65	$429.43	0	$0
David W. James, CFA
Registered Investment Cos.	5	$745.74	0	$0
Other Pooled Investment Vehicles*	1	$5.08	1	$5.08
Other Accounts	30	$63.27	0	$0
R. Brian Culpepper
Registered Investment Cos.	5	$745.74	0	$0
Other Pooled Investment Vehicles*	2	$5.08	1	$5.08
Other Accounts	52	$106.74	0	$0
Brian P. Shepardson, CFA, CIC
Registered Investment Cos.	5	$745.74	0	$0
Other Pooled Investment Vehicles*	1	$5.08	1	$5.08
Other Accounts	35	$66.69	0	$0

* The “other pooled vehicle” is the James Market Neutral Limited Partnership and is the only investment vehicle managed by the Adviser with an incentive or performance based fee. The James Advantage Funds and the James Market Neutral Limited Partnership are team managed. Therefore, counting of these assets for each member of the team will result in asset totals greater than the total assets managed by the Adviser.

Securities Ownership of Portfolio Managers:

Dr. F. E. James, Ph.D.*

Fund	-0-	$1M- $10M	10,001- 50,000	50,001 – 100,000	100,001 – 500,000	500,001 – 1,000,000	Over $1MM
Micro Cap Fund				X

Barry R. James, CFA, CIC*

Fund	-0-	$1M- $10M	10,001- 50,000	50,001 – 100,000	100,001 – 500,000	500,001 – 1,000,000	Over $1MM
Micro Cap Fund	X

Ann M. Shaw, CFP*

Fund	-0-	$1M- $10M	10,001- 50,000	50,001 – 100,000	100,001 – 500,000	500,001 – 1,000,000	Over $1MM
Micro Cap Fund	X

* F.E. James, Ph.D., Barry R. James and Ann M. Shaw are co-trustees of the James Investment Research Profit Sharing Plan (the “Plan”), and may each be deemed to beneficially own the shares owned by the Plan. Shares indicated as owned by Dr. James, Mr. James and Ms. Shaw, respectively, include shares in his or her account of the Plan, but do not include any other shares of the Plan.

Thomas L. Mangan

Fund	-0-	$1M- $10M	10,001- 50,000	50,001 – 100,000	100,001 – 500,000	500,001 – 1,000,000	Over $1MM
Micro Cap Fund	X

David W. James, CFA

Fund	-0-	$1M- $10M	10,001- 50,000	50,001 – 100,000	100,001 – 500,000	500,001 – 1,000,000	Over $1MM
Micro Cap Fund	X

R. Brian Culpepper

Fund	-0-	$1M- $10M	10,001- 50,000	50,001 – 100,000	100,001 – 500,000	500,001 – 1,000,000	Over $1MM
Micro Cap Fund	X

Brian P. Shepardson, CFA, CIC

Fund	-0-	$1M- $10M	10,001- 50,000	50,001 – 100,000	100,001 – 500,000	500,001 – 1,000,000	Over $1MM
Micro Cap Fund	X

Portfolio Manager Compensation. All portfolio managers are compensated in the following manner:

Salary: Determined at employment and periodically adjusted.

Profit Sharing: The net, pre-tax profits of the Adviser are shared with all its employees based on a formula. Dr. F.E. James does not share in this bonus as he is the sole owner of the Adviser.

Portfolio Manager’s Bonus: An additional portion of the profits of the Adviser is awarded to portfolio managers. This is based on the value of the assets under management by that portfolio manager, the number of accounts managed and length of service with the Adviser; the longer the tenure, the greater the compensation.

Other Bonuses: The Adviser may give additional bonuses at its sole discretion or upon the advice of its Board of Directors.

A material conflict might arise in the management of the Fund versus the management of other accounts if the dollar value of micro capitalization stock transactions were to grow to be so large as to cause significant price movements as portfolio managers acquire and liquidate positions. This conflict may arise because many of the Adviser’s individually managed portfolios follow the same strategies as the Fund and hold the same securities. The Adviser uses limits in executing larger transactions and has adopted policies and procedures, such as aggregating mutual fund trades with private client transactions and average pricing to ensure that no fund or client has an advantage over other funds or clients.

TRANSFER AGENT AND DISTRIBUTOR

The Fund retains ALPS Fund Services, Inc., 1290 Broadway, Suite 1100, Denver, CO 80203 (the “Transfer Agent”), to serve as transfer agent, dividend paying agent and shareholder service agent, and to provide the Fund with administrative services, including regulatory reporting and necessary office equipment, personnel and facilities, and fund accounting services, including calculating the Fund’s daily net asset value and necessary office equipment, personnel and facilities. The Adviser pays the Transfer Agent for its transfer agency, administration and fund accounting services on behalf of the Fund.

The Fund retains Unified Financial Securities, Inc. (the “Distributor”), 2960 N. Meridian Street, Suite 300, Indianapolis, IN 46208 to act as the exclusive agent for distribution of the Fund’s shares. The Distributor is obligated to sell shares of the Fund on a best efforts basis only against purchase orders for the shares. Shares of the Fund are offered to the public on a continuous basis.

Certain officers of the Trust may also be officers and/or employees of ALPS Fund Services, Inc. (the administrator, the transfer agent and accounting services agent for the Trust).

OTHER SERVICES

The firm of Deloitte & Touche LLP, 250 East Fifth Street, Suite 1900, Cincinnati, Ohio 45202, has been selected as independent registered public accounting firm for the Trust for the fiscal year ending June 30, 2011 Deloitte & Touche LLP performs an annual audit of the Fund’s financial statements.

U.S. Bank, N.A., 425 Walnut Street, Cincinnati, Ohio 45202, is Custodian of the Fund. The Custodian holds the cash and securities of the Fund (either in the Custodian’s possession or in its favor through “book entry systems” authorized by the Trustee in accordance with the 1940 Act), collects all income and effects all securities transactions on behalf of the Fund.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to policies established by the Board of Trustees of the Trust, the Adviser is responsible for the Fund’s portfolio decisions and the placing of the Fund’s portfolio transactions. In placing portfolio transactions, the Adviser seeks the best qualitative execution for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer. The Adviser generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received.

The Adviser is specifically authorized to select brokers or dealers who also provide brokerage and research services to the Fund and/or the other accounts over which the Adviser exercises investment discretion and to pay such brokers or dealers a commission in excess of the commission another broker or dealer would charge if the Adviser determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided. The determination may be viewed in terms of a particular transaction or the Adviser’s overall responsibilities with respect to the Trust and to other accounts over which it exercises investment discretion.

Research services include supplemental research, securities and economic analyses, statistical services and information with respect to the availability of securities or purchasers or sellers of securities and analyses of reports concerning performance of accounts. The research services and other information furnished by brokers through whom the Fund effects securities transactions may also be used by the Adviser in servicing all of its accounts. Similarly, research and information provided by brokers or dealers serving other clients may be useful to the Adviser in connection with its services to the Fund. Although research services and other information are useful to the Fund and the Adviser, it is not possible to place a dollar value on the research and other information received. It is the opinion of the Board of Trustees and the Adviser that the review and study of the research and other information will not reduce the overall cost to the Adviser of performing its duties to the Fund under the Agreement.

Over-the-counter transactions will be placed either directly with principal market makers or with broker-dealers, if the same or a better price, including commissions and executions, is available. Fixed income securities are normally purchased directly from the issuer, an underwriter or a market maker. Purchases include a concession paid by the issuer to the underwriter and the purchase price paid to a market maker may include the spread between the bid and asked prices.

The Adviser makes investment decisions for the Fund independently from those of the other accounts the Adviser manages; investments of the type the Fund may make, however, may also be made by those other accounts. When the Fund and one or more other accounts the Adviser manages are prepared to invest in, or desire to dispose of, the same security, the Adviser will allocate available investments or opportunities for sales in a manner the Adviser believes to be equitable to each. In some cases, this procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or disposed of by the Fund. The Adviser may aggregate purchase and sale orders for the Fund and its other clients if it believes such aggregation is consistent with its duty to seek best execution for the Fund and its other clients.

Orders for the same security for the Fund and one of the accounts the Adviser manages, placed at the same time by a portfolio manager will be aggregated. In addition, two or more portfolio managers may place orders for the same security, either to buy or sell, at the same time. These orders will also be aggregated if executed by an Adviser’s trader at the same time through the same broker. Orders for trades in the Fund may be bunched, or aggregated with other clients, including limited partnerships. Bunched or aggregated orders will be average priced and positions not 100 percent filled will be allocated on a pro-rata basis. These policies apply to all trades: establishing long positions, selling long positions, establishing short positions and closing out short positions. The policies do not require that all Fund trades be aggregated, especially in the case of portfolio maintenance trades or trades specific to a particular portfolio, such as the need to rebalance a portfolio, to raise cash or to invest new cash.

Code of Ethics. The Trust, the Adviser and the Distributor have each adopted a Code of Ethics under Rule 17j-1 of the 1940 Act, which permits Fund personnel to invest in securities for their own accounts. The Codes of Ethics adopted by the Trust, the Adviser and the Distributor are on public file with, and are available from, the SEC.

SHARES OF THE FUND

The Fund does not issue share certificates. All shares are held in non-certificate form registered on the books of the Fund and the Transfer Agent for the account of the shareholder. The rights to limit the amount of purchases and to refuse to sell to any person are reserved by the Fund. If your check or wire does not clear, you will be responsible for any loss incurred by the Fund. If you are already a shareholder, the Fund can redeem shares from any identically registered account in the Fund as reimbursement for any loss incurred. You may be prohibited or restricted from making future purchases in the Fund.

DETERMINATION OF SHARE PRICE

The price (net asset value) of the shares of the Fund is determined as of 4:00 p.m., Eastern time on each day the Trust is open for business and on any other day on which there is sufficient trading in the Fund’s securities to materially affect the net asset value. The Trust is open for business on every day except Saturdays, Sundays and the following holidays: New Year’s Day, President’s Day, Martin Luther King, Jr. Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. For a description of the methods used to determine the net asset value (share price), see “Calculation of Share Price” in the Prospectus.

Securities that are traded on any exchange are valued at the last quoted sale price. Lacking a last sale price, a security is valued at its last bid price except when, in the Adviser’s opinion, the last bid price does not accurately reflect the current value of the security. Securities that are traded on the NASDAQ over-the-counter market are valued at their NASDAQ Official Closing Price (“NOCP”) for all NASDAQ National Market (“NNM”) and NASDAQ Capital Market® securities. When market quotations are not readily available, if an event occurs after the close of the trading market (but before the time as of which the Fund determines its net asset value) that materially affects a security’s value, when the Adviser determines that the market quotation does not accurately reflect the current value or when a restricted security is being valued, that security will be valued at its fair value as determined in good faith in conformity with guidelines adopted by and subject to review of the Board of Trustees. The Fund may use pricing services to determine market value for securities.

For valuation purposes, quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents at the time of pricing. In computing the net asset value of the Fund, the values of foreign portfolio securities are generally based upon market quotations which, depending upon the exchange or market, may be last sale price, last bid price, or the average of the last bid and asked prices as of, in each case, the close of the appropriate exchange or another designated time.

Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed at various times before the close of business on each day on which the New York Stock Exchange (“NYSE”) is open. Trading of these securities may not take place on every NYSE business day. In addition, trading may take place in various foreign markets on Saturdays or on other days when the NYSE is not open and on which the Fund’s share price is not calculated. Therefore, the value of the portfolio of a fund holding foreign securities may be significantly affected on days when shares of the Fund may not be purchased or redeemed.

The calculation of the share price of the Fund holding foreign securities in its portfolio does not take place contemporaneously with the determination of the values of many of the foreign portfolio securities used in such calculation. Events affecting the values of foreign portfolio securities that occur between the time their prices are determined and the calculation of the Fund’s share price will not be reflected in the calculation unless the Adviser determines, subject to review by the Board of Trustees, that the particular event would materially affect net asset value, in which case an adjustment will be made.

ADDITIONAL TAX INFORMATION

Taxation of the Fund.    The Fund intends to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). Among its requirements to qualify under Subchapter M, the Fund must distribute annually at least 90% of its net investment income. In addition to this distribution requirement, the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities’ loans, gains from the disposition of stock or securities, and certain other income.

While the above requirements are aimed at qualification of the Fund as a regulated investment company under Subchapter M of the Code, the Fund also intends to comply with certain requirements of the Code to avoid liability for federal income and excise tax. If the Fund remains qualified under Subchapter M, it will not be subject to federal income tax to the extent it distributes its taxable net investment income and net realized capital gains. A nondeductible 4% federal excise tax will be imposed on the Fund to the extent it does not distribute at least 98% of its ordinary taxable income for a calendar year, plus 98% of its capital gain net taxable income for the one year period ending each October 31, plus certain undistributed amounts from prior years. While the Fund intends to distribute its taxable income and capital gains in a manner so as to avoid imposition of the federal excise and income taxes, there can be no assurance that the Fund indeed will make sufficient distributions to avoid entirely imposition of federal excise or income taxes.

The Fund is treated as a separate tax entity for federal income tax purposes, as is each other fund of the Trust.

The Fund may invest in inflation-indexed securities (also known as inflation-protected securities), on which principal is adjusted based on changes in an inflation index such as the Consumer Price Index. Net positive adjustments to principal value as a result of an increase in the index are taxable as ordinary income in the year of the adjustment, rather than at maturity when the principal is repaid. Net negative adjustments to principal value as a result of a decrease in the index can be deducted to the extent of the Fund’s interest income from the security for the current and previous taxable years, with any excess being carried forward to future taxable years. The Fund intends to distribute dividends to shareholders on a quarterly basis. These distributions may include both interest income and net income representing principal adjustments. Net negative principal adjustments near the end of a taxable year may cause all or a portion of the dividends distributed earlier in the year to be treated as a return of capital.

FINANCIAL STATEMENTS

Financial Statements for the Fund are not included because the Fund had not commenced operations prior to the date of this Statement of Additional Information.